                                                                    EXHIBIT 10.5
================================================================================



                        ATHERTON CAPITAL PARTNERS, L.P.
                              (Servicing Advisor),


                             BANKERS TRUST COMPANY
                                   (Servicer)


                                      and


                              MARINE MIDLAND BANK
                                   (Trustee)



                        POOLING AND SERVICING AGREEMENT


                          Dated as of January 26, 1996

                                  $22,414,500

                      VIDEO FRANCHISE CAPITAL TRUST 1996-1


                           Asset-Backed Certificates


================================================================================

                               TABLE OF CONTENTS
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ARTICLE I - DEFINITIONS....................................................................................     1

     Section 1.01.  Definitions............................................................................     1
     Section 1.02.  Effect of Headings and Table of Contents...............................................    22
     Section 1.03.  Benefits of Agreement..................................................................    22
     Section 1.04.  Statement of Intent....................................................................    22

ARTICLE II - THE TRUST ESTATE; ORIGINAL ISSUANCE OF THE CERTIFICATES.......................................    22

     Section 2.01.  The Trust Estate.......................................................................    22
     Section 2.02   Authorization of Trustee; Execution and Delivery of
                    Certificates and Agreements............................................................    23

ARTICLE III - THE SERVICING ADVISOR; REVIEW PANEL..........................................................    23

     Section 3.01.  The Servicing Advisor to Act as Servicing Advisor......................................    23
     Section 3.02.  Duties of the Servicing Advisor........................................................    24
     Section 3.03.  Servicing Advisor's Compensation.......................................................    25
     Section 3.04.  Indemnification; Third Party Claims....................................................    26
     Section 3.05.  Liability of the Servicing Advisor; Rights of the Servicer and the Trustee
                    in Respect of the Servicing Advisor....................................................    26

ARTICLE IV - THE SERVICER..................................................................................    26

     Section 4.01.  The Servicer to Act as Servicer........................................................    26
     Section 4.02.  Collection of Loan Payments and Remittances............................................    28
     Section 4.03.  Records................................................................................    29
     Section 4.04.  Servicer's Compensation................................................................    29
     Section 4.05.  Realization Upon Defaulted Loans.......................................................    29
     Section 4.06.  Indemnification; Third Party Claims....................................................    30
     Section 4.07.  Fidelity Bond and Errors and Omissions Insurance.......................................    31
     Section 4.08.  Reporting by the Servicer..............................................................    31
     Section 4.09.  Annual Accountants' Reports............................................................    35
     Section 4.10.  Rights of the Servicing Advisor and the Trustee in Respect
                    of the Servicer........................................................................    35
     Section 4.11.  Tax Reporting Obligations..............................................................    36

                               TABLE OF CONTENTS
                                  (continued)
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ARTICLE V - COLLECTION ACCOUNT; RESERVE ACCOUNT DISTRIBUTIONS IN
            RESPECT OF CERTIFICATES; STATEMENTS AND REPORTS................................................    36

     Section 5.01.  Establishment of Collection Account....................................................    36
     Section 5.02.  The Reserve Account....................................................................    37
     Section 5.03.  Class A Shortfall Amounts Distributions................................................    40
     Section 5.04.  Statements and Reports of Paying Agent and Servicer....................................    46
     Section 5.05.  Tender of Class B Certificates.........................................................    48
     Section 5.06.  Allocation of Realized Losses..........................................................    50

ARTICLE VI - THE CERTIFICATES..............................................................................    50

     Section 6.01.  The Certificates.......................................................................    50
     Section 6.02.  Registration of Transfer and Exchange of Certificates..................................    51
     Section 6.03.  Access to List of Certificateholders' Names and Addresses..............................    53
     Section 6.04.  Maintenance of Office or Agency........................................................    53

ARTICLE VII - CERTAIN MATTERS REGARDING THE SERVICING ADVISOR AND THE
              SERVICER.....................................................................................    53

     Section 7.01.  Merger or Consolidation of the Servicing Advisor or the Servicer;
                    Transfer of Servicing..................................................................    53
     Section 7.02.  Limitation on Liability of the Servicing Advisor, the Servicer and Others..............    54
     Section 7.03.  The Servicing Advisor and the Servicer Not to Resign; Removal
                    of the Servicing Advisor and the Servicer..............................................    54
     Section 7.04.  Representations and Warranties of the Servicing Advisor
                    and the Servicer.......................................................................    56

ARTICLE VIII - SERVICER DEFAULTS...........................................................................    57

     Section 8.01.  Servicer Events of Default.............................................................    57
     Section 8.02.  Other Remedies of Trustee..............................................................    59
     Section 8.03.  Action upon Certain Failures of the Defaulting Servicer and
                    upon Servicer Event of Default.........................................................    59
     Section 8.04.  Trustee or Servicer to Act; Appointment of Successor...................................    59

                               TABLE OF CONTENTS
                                  (continued)
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ARTICLE IX - CONCERNING THE TRUSTEE........................................................................    61

     Section 9.01.   Duties of Trustee.....................................................................    61
     Section 9.02.   Certain Matters Affecting the Trustee.................................................    63
     Section 9.03.   Trustee Not Required to Make Investigation............................................    63
     Section 9.04.   Trustee Not Liable for Certificates or Loans..........................................    63
     Section 9.05.   Trustee May Own Certificates..........................................................    63
     Section 9.06.   Trustee's Fees and Trustee's Expenses.................................................    64
     Section 9.07.   Eligibility Requirements for Trustee..................................................    64
     Section 9.08.   Trustee Events of Default.............................................................    64
     Section 9.09.   Resignation and Removal of Trustee....................................................    66
     Section 9.10.   Successor Trustee.....................................................................    67
     Section 9.11.   Merger or Consolidation of Trustee....................................................    67
     Section 9.12.   Authenticating Agent Paying Agent and Transfer Agent and Certificate Registrar........    68
     Section 9.13.   Direction of Trustee..................................................................    68
     Section 9.14.   No Action Except Under Agreement or Upon Instructions.................................    68
     Section 9.15.   Representations and Warranties of the Trustee.........................................    69
     Section 9.16.   Separate Trustees and Co-Trustees.....................................................    69

ARTICLE X - TERMINATION OF TRUST...........................................................................    71

ARTICLE XI - MISCELLANEOUS PROVISIONS......................................................................    72

     Section 11.01.  Amendment.............................................................................    72
     Section 11.02.  Limitation on Rights of Certificateholders............................................    73
     Section 11.03.  Governing Law; Jurisdiction...........................................................    74
     Section 11.04.  Notices...............................................................................    74
     Section 11.05.  Severability of Provisions............................................................    74
     Section 11.06.  Consent to Jurisdiction and Service...................................................    74
     Section 11.07.  Indemnification Payments..............................................................    75
     Section 11.08.  Arbitration...........................................................................    76
     Section 11.09.  Rule 144A Information.................................................................    77
     Section 11.10.  Third Party Beneficiary...............................................................    77

     This Pooling and Servicing Agreement, effective as of January 26, 1996, executed by Atherton Capital Partners, L.P., as Servicing Advisor, Bankers Trust Company, as Servicer, and Marine Midland Bank, as Trustee of the Trust formed pursuant to the provisions hereof.

                                WITNESSETH THAT:

     In consideration of the mutual agreements herein contained, the Servicing Advisor, the Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01.  Definitions.  Whenever used herein, the following words and
                    -----------
phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

     Act:  The Securities Act of 1933, as amended.
     ---

     Adjusted Free Cash Flow:  With respect to any Store for any period, an
     -----------------------
amount equal to the net income (loss) of such Store, determined in accordance with GAAP, for such period, adjusted as follows:

     (a) plus, to the extent included in the determination of net income (loss)
         ----
for such period (i) income taxes in respect of such net income plus interest expense in respect of the Loan, (ii) all non-cash charges to such net income
(loss), including depreciation and amortization and non-cash charges to inventory, (iii) the amount of expenses paid for the following during such period: the Management Fee, automobiles, administrative fees, legal and accounting services, other professional services, office supplies and travel and entertainment; and (iv) nonrecurring expenses required by Blockbuster;

     (b) minus, (i) to the extent not deducted in the determination of net
         -----
income expenditures made for the purchase of video cassettes and games held for rental during such period and (ii) the amount of the Standard Management Fee or the Basic Allocation Amount, as provided in the related Loan Agreement, allocable to such period.

     Affiliate:  With respect to any Person, any other Person directly or
     ---------
indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Aggregate Certificate Principal Balance:   means (a) with respect to the
     ---------------------------------------
Class A Certificates and any Distribution Date, the Aggregate Class A Certificate Principal Balance with respect to such Distribution Date and (b) with respect to the Class B Certificates and any Distribution Date, the Aggregate Class B Certificate Principal Balance with respect to such Distribution Date.

     Aggregate Class A Certificate Principal Balance:  With respect to any
     -----------------------------------------------
Distribution Date, the aggregate initial certificate principal balance of the Class A Certificates less the sum of (a) all distributions in respect of principal made to the Class A Certificateholders prior to such date, other than amounts distributed pursuant to Section 5.03(b)(iv)(D), and (b) the principal portion of any Realized Losses occurring on or after the date on which the Aggregate Class B Certificate Principal Balance is reduced to zero, allocated to the Class A Certificates on or prior to such Distribution Date pursuant to
Section 5.06.

     Aggregate Class B Certificate Principal Balance:  With respect to any
     -----------------------------------------------
Distribution Date, the aggregate of the Class B Certificate Principal Balances with respect to such Distribution Date.

     Agreement:  This Pooling and Servicing Agreement and all amendments and
     ---------
supplements hereto.

     Assignment of Leases:  With respect to a Loan Agreement, the collateral
     --------------------
assignment of leases dated as of the date of such Loan Agreement, from the related Borrower to the Trust pursuant to such Loan Agreement, as such collateral assignment of leases may be amended, supplemented or otherwise modified from time to time.

     Atherton:  Atherton Capital Partners, L.P., a California limited
     --------
partnership.

     Authenticating Agent:  Bankers Trust Company or its successor in interest,
     --------------------
or any successor authenticating agent appointed by the Trustee pursuant to
Section 9.12.

     Available Distribution Amount:  With respect to any Distribution Date, (a)
     -----------------------------
the sum of (i) all Loan Payments received during the preceding Collection Period (including on any Defaulted Loans or Extended Loans but excluding any Early Payments not scheduled to be received during such Collection Period), (ii) Early Payments scheduled to be received during such Collection Period but received in a prior Collection Period, (iii) Net Liquidation Proceeds received during the preceding Collection Period, (iv) any Net Insurance Proceeds and Condemnation Proceeds received during the preceding Collection Period and (v) earnings on investments of funds on deposit in the Collection Account since the preceding Distribution Date (net of losses and investment expenses), less (b) the sum of
(i) the Trustee Fee and any Trustee Expenses; (ii) the Servicer Fee; and (iii) with respect to any Distribution Date on which Atherton or an Affiliate thereof is not the Servicing Advisor, the Servicing Advisor Fee.

     Basic Allocation Amount:  With respect to a Borrower, if specified in the
     -----------------------
related Loan Agreement, $10,000 for each fiscal year of such Borrower.

     Blockbuster:  Blockbuster Entertainment Inc., a Delaware corporation, and
     -----------
its successor and assigns.

     Borrower:  Each of ***/1/ each in its capacity as an obligor on a Note.
     --------

     Business Day:  Any day other than (i) a Saturday or a Sunday, or (ii) a
     ------------
legal holiday in the City of New York or (iii) a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to be closed.

     Cash Tender Amount:  On any Distribution Date, with respect to a Loan
     ------------------
prepaid pursuant to Section 2.3 of the related Loan Agreement and with respect to which all or a portion of the related Class B Certificate is being tendered for purchase pursuant to Section 5.05(b) or 5.05(c), (a) reduced by (b), where
(a) is:

     the product of (i) a fraction the numerator of which is the outstanding principal balance of such Loan and the denominator of which is the aggregate principal balance of the related Tendering Holder's Related Loans on the date such prepayment was made and (ii) the Class B Certificate Principal Balance of such Tendering Holder's Class B Certificate on the first Distribution Date on which principal payments are to be allocated to such Tendering Holder pursuant to Section 5.03(c) (viii);

     and where (b) is:

     the sum of, for each Distribution Date on which the Class B Certificate Principal Balance of such Class B Certificate is reduced pursuant to clause (b) or (d) of the definition of "Class B Certificate Principal Balance", the product of (i) any such reductions in the Class B Certificate Principal Balance of such Class B Certificate occurring on or subsequent to such first Distribution Date but prior to the Distribution Date of such reduction (net of recoveries in respect of Realized Losses allocated to increase such Class B Certificate Principal Balance during such period) and (ii) a fraction the numerator of which is the amount determined pursuant to clause (a) above less in the case of a tender pursuant to Section 5.05(b) the sum of (A) with respect to all Distribution Dates subsequent to such first Distribution Date on which the Prepayment Conditions were satisfied, all principal distributions made in respect of such Class B Certificate on such Distribution Dates and (B) with respect to all Distribution Dates subsequent to such first Distribution Date on which the Prepayment Conditions were not satisfied, the product of the fraction determined pursuant to clause (a)(i) above and all principal distributions made in respect of such Class B Certificate on such Distribution Dates and, in the case of a tender pursuant to Section 5.05(c), all principal distributions made in respect of such Class B Certificate subsequent to such first Distribution Date and the denominator of which is the Aggregate Class B Certificate Principal Balance on the Distribution Date of each such reduction.

     Certificate:  Any one of the Class A Certificates or Class B Certificates
     -----------
issued hereunder and evidencing in the aggregate a 100% undivided ownership interest in the Trust.

------------------

     /1/ Certain information has been deleted from this document where denoted by asterisks, and has been filed separately with the Commission. The Company has requested confidential treatment for such omitted information.

     Certificate Register:  The register maintained pursuant to Section 6.02.
     --------------------

     Certificateholder or Holder:  The Person in whose name a Certificate is
     ---------------------------
registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VIII or IX, any Certificate registered in the name of the Servicing Advisor, the Servicer or the Trustee or any Affiliate thereof shall be deemed not to be outstanding and the aggregate certificate principal balance evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

     Class:  All Certificates whose form is identical except for variation in
     -----
the Percentage Interest evidenced thereby and the Denomination and Holder thereof.

     Class A Certificate:  Any one of the Class A Certificates executed by the
     -------------------
Trustee and authenticated by the Authenticating Agent in substantially the form set forth in Exhibit A and Exhibit C hereto.

     Class A Certificateholder:  The Holder of a Class A Certificate.
     -------------------------

     Class A Certificateholder Expenses:  With respect to any Collection Period,
     ----------------------------------
any fees or expenses incurred by or any indemnity payments owing to any Class A Certificateholder during such Collection Period or any prior Collection Period and reimbursable in accordance with the terms hereof, of the Class A Purchase Agreement or of the Loan Documents and not reimbursed or paid to Class A Certificateholders prior to such date pursuant to the terms of any of such agreements.

     Class A Interest Distribution Amount:  With respect to any Distribution
     ------------------------------------
Date, the sum of (a) the product of (i) 1/12th of the Class A Pass-Through Rate and (ii) the Aggregate Class A Certificate Principal Balance as in effect immediately prior to such Distribution Date, (b) the product of (i) the Class A Percentage and (ii) the amount of Extended Loan Interest due with respect to the preceding Collection Period, (c) any Unpaid Class A Interest Amount and (d) with respect to the first Distribution Date only, the product of (i) the Class A Pass-Through Rate, divided by 360, (ii) the number of days in the period from and including the Closing Date to and including the last day of the calendar month in which the Closing Date occurs and (iii) the initial Aggregate Class A Certificate Principal Balance.

     Class A Pass-Through Rate:  ***/2/.
     -------------------------

     Class A Percentage:  ***.
     ------------------

     Class A Principal Distribution Amount:  With respect to any Distribution
     -------------------------------------
Date, the lesser of (a) the Aggregate Class A Certificate Principal Balance and
(b) the sum of (i) the product of (A) the

-------------------

     /2/ Certain information has been deleted from this document where denoted by asterisks, and has been filed separately with the Commission. The Company has requested confidential treatment for such omitted information.

Class A Percentage and (B) the sum of (1) scheduled Principal Payment on the Loans (including Defaulted Loans and Extended Loans in accordance with the original amortization schedules thereof) due to be received during the preceding Collection Period (including any Early Payments received during a prior Collection Period representing payments which were scheduled to be received during such Collection Period) and (2) any Prepayments received in respect of the Loans during such Collection Period, (ii) the product of the Class A Percentage and the initial principal balance of any Loan which became a Liquidated Loan during such Collection Period, net of the sum of all Principal Payments and any Prepayments received in respect of such Loan during or prior to such Collection Period, and (iii) any Unpaid Class A Principal Amount. In the case of a tender of a Class B Certificate in connection with the prepayment of a Loan pursuant to Section 5.05(a), the Class B Certificate or portion thereof so tendered will be deemed to have been a cash payment for purposes of clause
(i)(B)(2) of the Class A Principal Distribution Amount.

     Class A Purchase Agreement:  The purchase agreement between the Trust and
     --------------------------
the initial purchasers of the Class A Certificates.

     Class A Shortfall Amount:  With respect to a Distribution Date, the excess,
     ------------------------
if any, of (a) the Formula Class A Distribution Amount over (b) the Available Distribution Amount.

     Class B Certificate:  Any one of the Certificates executed by the Trustee
     -------------------
and authenticated by the Authenticating Agent in substantially the form set forth in Exhibit B and Exhibit C hereto.

     Class B Certificate Principal Balance:  With respect to any Class B
     -------------------------------------
Certificate and any Distribution Date, the original principal balance of such Class B Certificate minus the sum of (a) all distributions of principal made to
                    -----
the Holder (or any prior Holder) of such Class B Certificate prior to such Distribution Date (including payments in purchase of any portion of such Class B Certificate tendered pursuant to Section 5.05(b) or (c) hereof but excluding any distributions of principal deemed to be made to such Holder pursuant to Section 5.05(d)), other than amounts distributed pursuant to Section 5.03(b)(iv)(S), (b) the principal amount of any Realized Losses allocated to such Class B Certificate pursuant to Section 5.06 hereof on or prior to such Distribution Date, (c) deposits to the related Class B Certificateholder's Holder Reserve Account made prior to such Distribution Date (other than the portion of the Initial Deposit allocated thereto pursuant to Section 5.02 and other than any portion of such deposits representing Holder Reserve Account Reimbursement Amounts) and (d) the amount of any Class A Certificateholder Expenses or Indemnification Payments allocable to such Class B Certificate and deducted from the amount of principal distributions in respect of such Certificate pursuant to
Section 5.03(c)(iii).

     Class B Certificateholder:  The Holder of a Class B Certificate.
     -------------------------

     Class B Interest Distribution Amount:  With respect to any Distribution
     ------------------------------------
Date, the sum of (a) the product of (i) 1/12th of the Class B Pass-Through Rate and (ii) the Aggregate Class B Certificate Principal Balance in effect immediately prior to such Distribution Date, (b) the product of (i) the Class B Percentage and (ii) the amount of Extended Loan Interest due with respect to the preceding Collection Period, (c) any Unpaid Class B Interest Distribution Amount and (d) with respect to the first Distribution

Date only, the product of (i) the Class B Pass-Through Rate, divided by 360,
(ii) the number of days in the period from and including the Closing Date to and including the last day of the calendar month in which the Closing Date occurs and (iii) the initial Aggregate Class B Certificate Principal Balance.

     Class B Pass-Through Rate:  ***/3/.
     -------------------------

     Class B Percentage:  ***.
     ------------------

     Class B Principal Distribution Amount:  With respect to any Distribution
     -------------------------------------
Date, the sum of (a) the product of (i) the Class B Percentage and (ii) the sum of (A) scheduled Principal Payments on the Loans (including Defaulted Loans and Extended Loans in accordance with the original amortization schedules thereof) due to be received during the preceding Collection Period (including any Early Payments received during a prior Collection Period representing payments which were scheduled to be received during such Collection Period) and (B) any Prepayments received during such Collection Period, (b) the product of the Class B Percentage and the initial principal balance of any Loan which became a Liquidated Loan during such Collection Period less all Principal Payments and any Prepayments received with respect to such Loan during or prior to such Collection Period, to the extent all or a portion of such Principal Payments and Prepayments were distributed to Class B Certificateholders and (c) any Unpaid Class B Principal Amount.

     Closing Date:  January 26, 1996.
     ------------

     Closing Date Pool Balance:  $22,414,500.
     -------------------------

     Code:  The Internal Revenue Code of 1986, as it may be amended from time to
     ----
time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

     Collection Account:  The account established by the Servicer pursuant to
     ------------------
Section 5.01 hereof, which shall be entitled "Marine Midland Bank, as trustee for the benefit of the holders of the Video Franchise Capital Trust 1996-1 Asset-Backed Certificates."

     Collection Period:  With respect to any Distribution Date, the period
     -----------------
commencing on the eleventh day of the month in which the preceding Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the tenth day of the month in which such Distribution Date occurs.

     Condemnation Proceeds:  All compensation, awards and proceeds received by
     ---------------------
or on behalf of a Borrower as a result of condemnation (which term shall include any damage or taking by any

-------------------

     /3/ Certain information has been deleted from this document where denoted by asterisks, and has been filed separately with the Commission. The Company has requested confidential treatment for such omitted information.

governmental or quasi-governmental authority and any transfer by private sale in lieu thereof), net of costs (exclusive of overhead) and disbursements reasonably and customarily incurred in connection with the collection thereof.

     Contractual Debt Service:  With respect to any Store for any period, an
     ------------------------
amount equal to the aggregate of all payments made or required to be made by the Borrower that owns such Store with respect to any Store-Related Indebtedness of such Store during such period.

     Controlling Class:  Until the aggregate outstanding principal amount of the
     -----------------
Class A Certificates has been paid in fall with all accrued interest thereon, the Class A Certificates, and thereafter, the Class B Certificates.

     Corporate Trust Office:  The principal office of the Trustee at which at
     ----------------------
any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 140 Broadway, 12th Floor, New York, New York 10005.

     D&P:  Duff & Phelps Credit Rating Co., or its successor.
     ---

     Debt Service Coverage Ratio:  With respect to any Store for any period of
     ---------------------------
determination thereof, the ratio of Adjusted Free Cash Flow of such Store for such period to Contractual Debt Service of such Store for such period; provided that

     (a) there shall be excluded from the period during which the Debt Service Coverage Ratio is calculated any period, not to exceed six months, during which
(i) the Store is not operating or the operations of the Store have been substantially reduced by reason of a casualty loss and (ii) the related Borrower is proceeding diligently to restore such Store to full operations, as certified by the Borrower to the Trust in accordance with Section 6.4(c) of the related Loan Agreement;

     (b) there shall be included in the calculation of the Debt Service Coverage Ratio of a Store the Adjusted Free Cash Flow and the Contractual Debt Service of any other Stores and related Store Related Assets that have become and remain "Additional Collateral" as described in Section 3.11(b)(ii) or 3.12 of the related Loan Agreement; and

     (c) there shall be excluded from the calculation of the Debt Service Coverage Ratio of a Store that is relocated pursuant to Section 3.11(b)(ii) of the related Loan Agreement the Adjusted Free Cash Flow of such Store at its prior location.

     Defaulted Loan:  Any Loan in respect of which there shall have occurred a
     --------------
Loan Event of Default which has occurred and is continuing and which is not a Liquidated Loan.

     Defaulted Loan Interest:  With respect to a Defaulted Loan, interest
     -----------------------
payable on such Loan in excess of the original interest rate set forth in the related Note and payable by the Borrower as a result of such Loan being a Defaulted Loan.

     Defaulting Class B Certificateholder:  A Class B Certificateholder for
     ------------------------------------
which a Related Delinquency Amount exists.

     Defaulting Servicer:  As defined in Section 8.01.
     -------------------

     Delinquent Interest Payment:  With respect to a Determination Date and a
     ---------------------------
Loan, any Interest Payment, X Prepayment Amount or Y Prepayment Amount scheduled to be received but not received by the Servicer with respect to such Loan in the related Collection Period.

     Delinquent Principal Payment:  With respect to a Determination Date and a
     ----------------------------
Loan, any Principal Payment not received by the Servicer with respect to such Loan in the related Collection Period.

     Denomination:  The amount, if any, specified on the face of each
     ------------
Certificate, representing the principal portion of the initial Aggregate Class A Certificate Principal Balance or Aggregate Class B Certificate Principal Balance, as the case may be, evidenced by such Certificate.

     Determination Date:  With respect to a Distribution Date, the twelfth day
     ------------------
of the month in which such Distribution Date occurs (or if such day is not a Business Day, the preceding Business Day).

     Distribution Date:  The 15th day of each month, or if such day is not a
     -----------------
Business Day, the next succeeding Business Day, commencing March 15, 1996.

     Early Payment:  With respect to a Loan, any Scheduled Payment in respect of
     -------------
such Loan received prior to the Collection Period in which such Scheduled Payment is due. An Early Payment shall not be deemed a Prepayment.

     Eligible Account:  One or more accounts that are maintained with (A) a
     ----------------
depository institution whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such holding company), at the time of deposit in such account, are rated at least "AA" (or the equivalent) by D&P, or if such obligations are not rated by D&P, by Moody's and S&P, or if such obligations are not rated by both of Moody's and S&P, by either of Moody's or S&P, and (i) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund or (ii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, D&P, the Class A Certificateholders and the Paying Agent, the Trustee, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first priority security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (B) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity, provided that such institution or company is subject to regulations or have internal guidelines regarding funds on deposit that are substantially similar to 12 C.F.R. Section 9.10(b) or (C) the Servicer.

     Eligible Investments:  At any time, any one or more of the following
     --------------------
obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment:

     (i) obligations of or guaranteed as to principal and interest by the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

     (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of D&P or, if such obligations are not rated by D&P, of two other Nationally Recognized Statistical Rating Organizations;

     (iii) commercial or finance company paper which has the highest short-term or the highest long-term commercial or finance company paper rating of D&P or, if such paper is not rated by D&P, of two other Nationally Recognized Statistical Rating Organizations;

     (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) has the highest short-term or the highest long-term rating for such securities of D&P or, if such paper and/or obligations are not rated by D&P, of two other Nationally Recognized Statistical Rating Organizations;

     (v) secured repurchase agreements on obligations with respect to any security described in clause (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

     (vi) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, have the highest short-term or the highest long-term rating of D&P or, if such securities are not rated by D&P, of two other Nationally Recognized Statistical Rating Organizations; and

     (vii) investments in money market funds (including funds for which the Servicer or the Paying Agent or any of their respective Affiliates serves as investment manager or advisor) which maintain a net asset value of not less than $1.00 per share and have the highest short-term rating of D&P or, if such funds are not rated by D&P, of two other Nationally Recognized Statistical Rating Organizations.

     In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or

(ii) a right to receive both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

     Eligible Trustee:  A depository institution organized under the laws of the
     ----------------
United States or any state thereof which has a net worth in excess of $100,000,000 and (a) the deposits of which are (i) insured by the FDIC and (ii) subject to regulation by federal or state banking authorities and (b) which depository institution's holding company's long-term debt obligations are rated in one of the three highest rating categories by at least two Nationally Recognized Statistical Rating Organizations or is otherwise acceptable to D&P.

     ERISA:  The Employee Retirement Income Security Act of 1974, as amended.
     -----

     ERISA Plan:  Any Person which is an employee benefit plan within the
     ----------
meaning of Section 3(3) of ERISA.

     Extended Loan:  A Loan with respect to which the maturity date has been
     -------------
extended pursuant to the related Loan Agreement and in accordance with the Review Panel Agreement.

     Extended Loan Interest:  With respect to an Extended Loan, interest payable
     ----------------------
thereon in excess of the original interest rate set forth in the related Note and payable by the Borrower as a result of such Loan becoming an Extended Loan.

     Extraordinary Trustee Expenses:  Any and all reasonable expenses,
     ------------------------------
disbursements or advances incurred or made by the Trustee in accordance with any provisions of this Agreement, to the extent not previously paid to the Trustee hereunder or by the related Borrower under the related Loan Documents.

     FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.
     ----

     Final Distribution Date:  The Distribution Date on which the final
     -----------------------
distribution in respect of the Certificates is made pursuant to Section 5.03 or
Article X.

     Final Trust Termination Date:  As defined in Article X.
     ----------------------------

     Financing Lease:  With respect to a Borrower, (a) any lease of property,
     ---------------
real or personal, the obligations under which are capitalized on the most recent audited consolidated balance sheet of such Borrower, and (b) any other such lease to the extent that the then present value of the minimum rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of the lessee.

     Fitch:  Fitch Investors Service, L.P. or its successor in interest.
     -----

     Formula Class A Distribution Amount:  With respect to any Distribution
     -----------------------------------
Date, the sum of (a) the Class A Interest Distribution Amount and (b) the Class A Principal Distribution Amount.

     GAAP:  Generally accepted accounting principles in the United States of
     ----
America in effect from time to time.

     GAAS:  Generally accepted auditing standards in the United States of
     ----
America in effect from time to time.

     Holder Reserve Account:  As defined in Section 5.02(a).
     ----------------------

     Holder Reserve Account Maximum:  With respect to a Holder Reserve Account
     ------------------------------
and any Distribution Date, the sum of (a) the related Class B Certificateholder's Percentage Interest of the Reserve Account Required Amount with respect to such Distribution Date and (b) such Class B Certificateholder's Holder Reserve Account Reimbursement Amount as of such Distribution Date.

     Holder Reserve Account Reimbursement Amount:  With respect to a Class B
     -------------------------------------------
Certificateholder and any Distribution Date, the aggregate amount of funds withdrawn from such Class B Certificateholder's Holder Reserve Account on or prior to such date less the sum of (a) amounts previously deposited into such Holder Reserve Account on a Distribution Date in respect of such Holder Reserve Account reimbursement Amount and (b) without duplication, funds paid to such Class B Certificateholder in respect of such Holder Reserve Account Reimbursement Amount pursuant to Section 5.02(f) hereof.

     Indebtedness:  With respect to any Person at any date, the sum (without
     ------------
duplication) at such date of (a) indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, as obligor, other than accounts payable on open account arising in connection with the purchase of Inventory and other items used in the business on terms customary in the trade (not to exceed ninety days), (b) obligations of such Person under Financing Leases, (c) obligations of such Person in respect of letters of credit, acceptances, or similar obligations issued or created for the account of such Person, and reimbursement obligations in respect thereof, (d) obligations of such Person evidenced by bonds, debentures or notes or other similar instruments, and (e) all guaranties by such Person excluding endorsement of instruments for deposit or collection in the ordinary course of business (the amount of any guarantee being deemed to be an amount equal to the stated or determinable amount of the primary obligation guaranteed or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Borrower in good faith).

     Indemnification Payment:  With respect to a Distribution Date, any or all
     -----------------------
Servicing Advisor Indemnification Payments, Servicer Indemnification Payments and Trustee Indemnification Payments to be made on such Distribution Date.

     Indemnified Party:  As defined in Section 11.07.
     -----------------

     Independent:  When used with respect to any specified Person, such Person
     -----------
who (i) is not an Affiliate of or controlled by and is in fact independent of each of the Servicing Advisor and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in Servicing Advisor or the Servicer or in an Affiliate thereof, and (iii) is not connected with the Servicing Advisor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     Initial Class A Certificateholder:  The Class A Certificateholder that is
     ---------------------------------
the Class A Certificateholder on the Closing Date.

     Initial Deposit:  As defined in Section 5.02.
     ---------------

     Insurance Policy or Insurance Policies:  Any insurance policy or policies
     ----------------    ------------------
required to be maintained by a Borrower with respect to a Loan.

     Insurance Proceeds:  With respect to a Loan, any amounts received upon
     ------------------
settlement of a claim filed under an Insurance Policy, net of direct fees, costs (exclusive of overhead) and disbursements reasonably and customarily incurred in connection with the collection thereof

     Interest Payment:  With respect to a Determination Date and a Loan, any
     ----------------
payment of interest due from the Borrower in respect of such Loan in the related Collection Period.

     Inventory:  With respect to any Store, all inventory (as defined in the
     ---------
UCC), now owned or hereafter acquired by the related Borrower in respect of such Store, and wherever located, and shall also mean and include, without limitation, all video cassettes, games, raw materials and materials and supplies, work in progress and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

     Lender:  The Trust, in its capacity as lender under a Loan Agreement.
     ------

     Liquidated Loan:  A Loan with respect to which (i) the Trustee or the
     ---------------
Servicer has effected a disposition of the related Loan Collateral and with respect to which the Servicer has in good faith determined that all Liquidation Proceeds which it expects to recover have been recovered and paid to the Trustee or (ii) has been a Defaulted Loan for 15 consecutive months.

     Liquidation Expenses:  Reasonable expenses incurred by the Servicer or the
     --------------------
Trustee in connection with the liquidation of any Defaulted Loan, Loan Collateral or other property acquired in respect thereof (including, without limitation, reasonable legal fees and expenses).

     Liquidation Proceeds:  Amounts received by the Servicer or the Trustee in
     --------------------
connection with the liquidation of Defaulted Loans, Loans defined as Liquidated Loans pursuant to clause (ii) of the definition of Liquidated Loan or Loan Collateral acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Loans received from the related Borrower (other than amounts required to be paid to such Borrower pursuant to the terms of the applicable Loan Agreement or to be applied otherwise pursuant to law) and net proceeds realized by the Trust from the operation of any Loan Collateral by the Trustee or the Servicer during the period of ownership of such Loan Collateral by the Trust.

     List of Loans:  The schedule, attached hereto as Schedule I, as such
     -------------
schedule may be revised or amended from time to time pursuant to Section 3.02(e) or 3.02(h), of all Loans constituting a part of the Trust Estate hereunder, which schedule shall set forth or include for each Loan (i) the name and address of the Borrower under such Loan, (ii) the location of the related Store and
(iii) the original principal amount of the related Note as such schedule shall be amended as provided herein.

     Loan:  Each loan evidenced by the Note therefor and secured by the Loan
     ----
Collateral.

     Loan Agreement:  Each of the term loan and security agreements between the
     --------------
Trust and the related Borrower evidencing one or more Loans.

     Loan Collateral:  With respect to a Loan, the Trust's entire right, title,
     ---------------
interest and estate in, to and under the Loan Agreement, the Assignment of Leases and any other Loan Documents and all cash and noncash proceeds thereof, including, but not limited to, Insurance Proceeds relating to such Loan. Loan Collateral will include any Substitute Store Assets.

     Loan Documents:  With respect to a Loan, the collective reference to the
     --------------
related Loan Agreement, Note, Assignment of Leases and Management Fee Subordination Agreement, as the same may be modified, amended, consolidated, continued or extended from time to time and any Supplement to Collateral Lease Assignment or Supplement to Loan Agreement.

     Loan Event of Default:  With respect to a Loan, any event defined as an
     ---------------------
"Event of Default" in the related Loan Agreement.

     Loan File:  shall mean the following instruments and documents in
     ---------
connection with each Loan:

     (i) the executed original of the Note endorsed in blank, without recourse, plus amendments thereto;

     (ii) an executed original of the Loan Agreement (or a copy thereof, if such original is contained in the Loan File related to another Loan of the related Borrower);

     (iii) copies of all Uniform Commercial Code financing statements filed on behalf of the Trust with respect to such Loan;

     (iv) the executed original Assignment of Leases;

     (v) a copy of the Deloitte & Touche or Coopers & Lybrand valuation relating to such Loan;

     (vi) evidence of the insurance policies required pursuant to Section 6.4 of the related Loan Agreement, each naming the Trustee as an additional insured or "loss payee" thereunder for the benefit of the Certificateholders;

     (vii) a copy of the franchise agreement or license agreement of the related Borrower under which the related Store is operated; and

     (viii) a copy of the lease pursuant to which the related Borrower occupies the commercial space at which the related Store is located.

     Loan Payment Date:  The fifth day of each month (or if such day is not a
     -----------------
Business Day, the next succeeding Business Day), commencing with the month immediately following the first fall month following the month in which the Closing Date occurs and ending on the maturity date for such Loan.

     Loan Payments:  With respect to a Distribution Date and a Loan (including
     -------------
any Defaulted Loan or Extended Loan), the sum of all Principal Payments, Interest Payments, Early Payments, X Prepayment Amounts, Y Prepayment Amounts, Prepayments and any other amounts received from the Borrower in respect of such Loan in the related Collection Period.

     Management Fee:  Any management fee or similar payment payable by a
     --------------
Borrower with respect to a Store, to the Operator of such Store or to another Person for managing such Store, excluding reasonable salaries to sales clerks.

     Management Fee Subordination Agreement:  With respect to a Loan, any
     --------------------------------------
Management Fee Subordination Agreement, dated as of the Closing Date, by and among the Lender, the related Borrower and the related Operator, as such Agreement may be amended, supplemented or otherwise modified from time to time.

     Marine Midland:  Marine Midland Bank, a New York banking corporation and
     --------------
trust company.

     Moody's:  Moody's Investors Service, Inc., or its successor in interest.
     -------

     Nationally Recognized Statistical Rating Organizations:  D&P, Fitch,
     ------------------------------------------------------
Moody's and S&P.

     Net Insurance Proceeds:  With respect to a Loan, Insurance Proceeds in
     ----------------------
respect of such Loan and any investment income earned thereon (net of any losses and investment expenses) to be applied to Prepayment of such Loan pursuant to
Section 6.4 of the related Loan Agreement.

     Net Liquidation Proceeds:  With respect to any Liquidated Loan, Liquidation
     ------------------------
Proceeds net of the sum of (a) Liquidation Expenses and (b) the amount of unreimbursed advances made by the Servicer on behalf of the Trust in respect of such Liquidated Loan pursuant to Section 4.05 hereof. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Loan, second to any X Prepayment Amount due on such Loan, third to the unpaid principal balance of such Loan, and fourth to any Y Prepayment Amount due on such Loan.

     Non-Defaulting Class B Certificateholder:  A Class B Certificateholder for
     ----------------------------------------
which no Related Delinquency Amount exists.

     Note:  The secured promissory note executed by a Borrower as evidence of
     ----
the obligation of such Borrower to repay funds borrowed by such Borrower from the Trust pursuant to the related Loan Agreement and constituting a Loan, as such Note may be amended, extended, modified or renewed from time to time.

     Officers' Certificate:  With respect to any Person, a certificate signed by
     ---------------------
the Chairman of the Board, the President or a Vice President (or, in the case of an Officer's Certificate of the Servicer delivered pursuant to Section 4.08(c), by a Responsible Officer of the Servicer), and by the Treasurer, the Secretary or one of the Assistant Secretaries of such Person.

     Operator:  With respect to a Loan, the Person identified as such on
     --------
Schedule 2, if any, to the related Loan Agreement.

     Opinion of Counsel:  A written opinion of counsel, who may be outside or
     ------------------
salaried counsel for the Servicing Advisor or the Servicer, or any Affiliate of such Persons, acceptable to the Required Holders, if delivered to the Required Holders, or the Trustee if delivered to the Trustee and not to the Required Holders; provided, however, that with respect to matters relating to the
         --------  -------
determination of Eligible Accounts, such counsel shall be Independent.

     Paying Agent:  Bankers Trust Company, or its successor in interest or any
     ------------
successor paying agent appointed by the Trustee pursuant to Section 9.12.

     Percentage Interest:   With respect to a Class A Certificate, the
     -------------------
percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of the Class A Certificates. With respect to a Class B Certificate and a Distribution Date, the percentage interest obtained by dividing the Class B Certificate Principal Balance of such Class B Certificate with respect to such Distribution Date by the Aggregate Class B Certificate Principal Balance with respect to such Distribution Date. As used in Section 5.05, with respect to a Loan to a Class B Certificateholder, and any date of determination, the percentage interest obtained by multiplying (a) a fraction, the numerator of which is the then-current Aggregate Class B Certificate Principal Balance and the denominator of which is the then-current Pool Balance, (b) a fraction, the numerator of which is the then current Percentage Interest represented by such Class B Certificateholder's Class B Certificate and the denominator of which is the initial Percentage Interest represented by such Class B Certificate and (c) the outstanding principal amount of such Loan.

     Person:  Any individual, corporation, partnership, limited liability
     ------
company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pool Balance:  With respect to any date, the aggregate outstanding
     ------------
principal balance of the Loans on such date. The principal balance of any Liquidated Loan will be zero.

     Prepayment:  With respect to any Loan, any prepayment of principal with
     ----------
respect to such Loan made in accordance with Section 2.3 or 2.4 of the related Loan Agreement.

     Prepayment Amount:  As defined in Section 5.05.
     -----------------

     Prepayment Conditions:  As defined in Section 5.05.
     ---------------------

     Prepayment Date:  As defined in Section 5.05.
     ---------------

     Principal Payment:  With respect to a Determination Date and a Loan, any
     -----------------
payment of principal due in respect of such Loan in the preceding Collection Period.

     Realized Loss:   With respect to a Liquidated Loan and the date of
     -------------
determination thereof, the excess of (a) the then outstanding principal balance of such Loan, plus all accrued and unpaid interest thereon to such date of determination and any X Prepayment Amounts and Y Prepayment Amounts due in respect of such Loan over (b) Net Liquidation Proceeds in respect of such Liquidated Loan.

     Record Date:  With respect to a Distribution Date, the last Business Day of
     -----------
the month preceding the month in which such Distribution Date occurs.

     Related Delinquency Amount:  With respect to a Class B Certificateholder
     --------------------------
and a Determination Date, the aggregate amount of Delinquent Interest Payments and Delinquent Principal Payments in respect of such Class B Certificateholder's Related Loans with respect to the preceding Collection Period.

     Related Loans:  With respect to a Class B Certificate, the Loans made by
     -------------
the Trust to the Borrower to whom such Class B Certificate was issued pursuant to Section 6.01 hereof.

     Related Loss Amount:  With respect to a Class B Certificateholder and a
     -------------------
Distribution Date, the aggregate amount of Realized Losses in respect of such Class B Certificateholder's Related Loans occurring prior to such Distribution Date less any recoveries in respect of such Realized Losses.

     Requesting Holders:  For so long as the Class A Certificates are the
     ------------------
Controlling Class, either (a) any of the Class A Certificateholders that is a Class A Certificateholder on the Closing Date or a transferee who is an Affiliate holding the same Percentage Interest of Class A Certificates as was held by the transferring Class A Certificateholder on the Closing Date, or (b) at any time, Class A Certificateholders holding in the aggregate not less than 5.5% of the Aggregate Class A Certificate Principal Balance.

     Requesting Party:  As defined in Section 11.07.
     ----------------

     Required Holders:  The collective reference to the holders of at least 66
     ----------------
2/3% of the Aggregate Certificate Principal Balance of the Controlling Class.
In the event that the Class B Certificateholders are the Controlling Class, for purposes of determining the Required Holders, the Class B Certificate of the Borrower with respect to which a vote is being taken will be treated as if it were not outstanding.

     Reserve Account:  The account and the related subaccounts established by
     ---------------
the Servicer pursuant to Section 5.02 hereof.

     Reserve Account Interest Withdrawal Amount:  As defined in Section 5.02(c).
     ------------------------------------------

     Reserve Account Principal Withdrawal Amount:  As defined in Section
     -------------------------------------------
5.02(c).

     Reserve Account Required Amount:  With respect to any Distribution Date, an
     -------------------------------
amount equal to the greater of (a) $200,000 or (b) the product of (i) 2.5% and
(ii) the Pool Balance.

     Responsible Officer:  (i) When used with respect to the Trustee, the
     -------------------
Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice-President, any Assistant Vice-President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers of the Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, (ii) when used with respect to the Servicing Advisor, the chief executive officer, chief financial officer, or any Vice-President of the Servicing Advisor's General Partner, The Atherton Group Incorporated, and (iii) when used with respect to the Servicer, Transfer Agent and Certificate Registrar, or the Paying Agent, any officer within the corporate trust office of the Servicer, Transfer Agent and Certificate Registrar, or the Paying Agent, including any Vice President, Managing Director, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Servicer, Transfer Agent and Certificate Registrar, or the Paying Agent (as the case may be) customarily performing functions similar to those performed by any of the above-designated officers of the Servicer and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     Review Panel:  The review panel established pursuant to the Review Panel
     ------------
Agreement.

     Review Panel Agreement:  The Review Panel Agreement dated as of the Closing
     ----------------------
Date among the Borrowers and the Review Panel Coordinator.

     Review Panel Coordinator:  Atherton, in its capacity as such under the
     ------------------------
Review Panel Agreement.

     S&P:  Standard & Poor's Ratings Group, a division of The McGraw-Hill
     ---
Companies, Inc., or its successor in interest.

     Scheduled Payment:  With respect to a Determination Date and a Loan, the
     -----------------
sum of the scheduled Principal Payment and interest Payment due from the Borrower in respect of such Loan for the related Collection Period in accordance with the terms of the related Note and the amortization schedule then applicable thereto.

     Servicer:  Bankers Trust Company, a New York banking corporation, its
     --------
successor in interest or any successor Servicer appointed hereunder as provided in Section 8.04.

     Servicer Certificate:  As defined in Section 4.08(a).
     --------------------

     Servicer Default:  Any event which, due to the passage of time or giving of
     ----------------
notice, will become a Servicer Event of Default if not cured.

     Servicer Event of Default:  As defined in Section 8.01.
     -------------------------

     Servicer Fee:  With respect to a Distribution Date, the excess, if any, of
     ------------
(a) 1/12th of the product of (i) the Servicer Fee Rate and (ii) the Pool Balance as of the first day of the preceding Collection Period over (b) the sum of the Trustee Fee and the Trustee Expenses.

     Servicer Fee Rate:  ***/4/.
     -----------------

     Servicer Indemnification Payments:  With respect to a Distribution Date,
     ---------------------------------
any amounts payable to the Servicer pursuant to Section 7.02 since the preceding Distribution Date (or the Closing Date in the case of the first Distribution
Date) plus the aggregate amount by which the Servicer Indemnification Payments on all prior Distribution Dates exceed the amount distributed to the Servicer pursuant to Section 5.03(b)(iv)(M) or reserved pursuant to Section 11.07 on such prior Distribution Dates.

     Servicing Advisor:  Atherton, in its capacity as Servicing Advisor under
     -----------------
this Agreement, its successor in interest, or any successor thereto appointed hem-under as provided in Section 8.04.

     Servicing Advisor Fee:  With respect to a Distribution Date, 1/12th of the
     ---------------------
product of (i) the Servicing Advisor Fee Rate and (ii) the Pool Balance as of the first day of the preceding Collection Period.

     Servicing Advisor Fee Rate:  ***.
     --------------------------

     Servicing Advisor Indemnification Payments:  With respect to a Distribution
     ------------------------------------------
Date, any amounts payable to the Servicing Advisor pursuant to Section 7.02 hereof since the preceding Distribution Date (or the Closing Date, in the case of the first Distribution Date) (including any amounts to be reserved

-----------------------

     /4/ Certain information has been deleted from this document where denoted by asterisks, and has been filed separately with the Commission. The Company has requested confidential treatment for such omitted information.

pursuant to Section 11.07) plus the aggregate amount by which Servicing Advisor Indemnification Payments on all prior Distribution Dates exceeded the amount distributed to the Servicing Advisor pursuant to Section 5.03(b)(iv)(O) or reserved pursuant to Section 11.07 on such prior Distribution Dates.

     Significantly Underperforming Loan:  Any Loan with respect to which the
     ----------------------------------
Debt Service Coverage Ratio of the Store to which such Loan relates is less than
1.0 for the immediately preceding twelve-month period ending on the last day of the fiscal quarter immediately preceding the date of determination thereof; provided that in the case of any Store that has relocated in accordance with
-------- ----
Section 3.11(b)(i) of the related Loan Agreement, until such Store shall have operated for twelve complete consecutive months, the related Loan shall be a Significantly Underperforming Loan if the Debt Service Coverage Ratio for such Store is less than 1.0 for (a) the six-month period ending at the end of the sixth full month of operation of such Store or (b) the nine-month period ending at the end of the ninth full month of operation of such Store.

     Specified Accounting Firm:  Any one of Deloitte & Touche, Arthur Andersen &
     -------------------------
Co., KPMG Peat Marwick, Coopers & Lybrand, Ernst & Young or Price Waterhouse.

     Standard Management Fee:  With respect to a Borrower, if specified in the
     -----------------------
related Loan Agreement, a Management Fee payable in an amount of $10,000 per annum.

     Store:  Any of the video superstores identified on the List of Loans in
     -----
respect of which a Loan is being advanced by the Trust on the Closing Date, and any permitted replacements thereof.

     Store-Related Assets:  With respect to any Store owned by a Borrower, (a)
     --------------------
the franchise agreement or license agreement of such Borrower under which such Store is operated, (b) all accounts, general intangibles, documents, instruments and money arising as a result of any activities conducted by a Borrower through or at such Store, (c) all inventory and equipment located, held or maintained at any time at such Store or otherwise used in the ownership or operation of such Store, (d) all rights under the lease pursuant to which such Borrower occupies the commercial space at which such Store is located, and (e) all other property of such Borrower constituting collateral with respect to such Store under the related Loan Agreement.

     Store-Related Indebtedness:  With respect to any Store, all Indebtedness of
     --------------------------
the Borrower that owns such Store that was incurred in connection with, or the proceeds of which were used in connection with, and which directly relates to the ownership or operation of such Store.

     Subordinated Advisory Fee:  With respect to a Distribution Date, the sum of
     -------------------------
(a) 1/12th of the product of (i) ***/5/ and (ii) the Pool Balance as of the first day of the preceding Collection Period and

--------------------

     /5/ Certain information has been deleted from this document where denoted by asterisks, and has been filed separately with the Commission. The Company has requested confidential treatment for such omitted information.

(b) the excess of the aggregate amount of the Subordinated Advisory Fee determined under clause (a) of this definition on all prior Distribution Dates over the sum of the amounts distributed to Atherton pursuant to Sections 5.03(b)(iv)(E)(3), 5.03(b)(iv)(F)(3) and 5.03(b)(iv)(J) on all prior
Distribution Dates.

     Subordination and Consent Agreement:  With respect to a Loan, each of the
     -----------------------------------
Subordination and Consent Agreements, dated as of the Closing Date, by and among Blockbuster, the Borrower with respect to such Loan and the Trust, as amended, supplemented or otherwise modified from time to time.

     Substitute Store:  As defined in Section 3.02.
     ----------------

     Substitute Store Assets:  As defined in Section 3.02.
     -----------------------

     Substitution:  As defined in Section 3.02.
     ------------

     Supplement to Collateral Lease Assignment:  With respect to a Loan, a
     -----------------------------------------
supplement to collateral lease assignment substantially in the form of Exhibit F-1 to the related Loan Agreement, pursuant to which a Borrower may grant a Lien on its interest in a Store Lease in connection with the designation of a Substitute Store or the granting of Additional Collateral.

     Supplement to Loan Agreement:  With respect to a Loan, a supplement to term
     ----------------------------
loan and security agreement, substantially in the form of Exhibit F-2 to the related Loan Agreement, pursuant to which a Borrower may grant a Lien on its interest in a Substitute Store or on Additional Collateral.

     Tendering Holder:  The Holder of a Class B Certificate all or a portion of
     ----------------
which is being tendered for purchase by the other Class B Certificateholders pursuant to Section 5.05 hereof.

     Transfer Agent and Certificate Registrar:  Bankers Trust Company or its
     ----------------------------------------
successor in interest or any successor transfer agent and certificate registrar appointed by the Trustee pursuant to Section 9.12.

     Treasury Rate:  With respect to a Loan and the date of any determination
     -------------
thereof, shall mean (a) the rate per annum equal to the yield reported, as of 10:00 a.m. (New York City time) on the Business Day immediately preceding the Prepayment Date, on the display designated as "Page 500" on the Telerate Service (or such other display as may replace Page 500 on the Telerate Service), for actively traded United States Treasury Securities, adjusted to a constant maturity equal to the weighted average life to maturity of the Loan (without regard to any extension of the Loan) determined, if necessary, by interpolating such yield on United States Treasury Securities adjusted to the particular constant maturity greater than (but nearest to) and less than (but nearest to) the weighted average life to maturity of the Loan, or (b) if such yield shall not be reported as of such time or if the yield so reported as of such time shall not be ascertainable, the rate per annum equal to the arithmetic average of the two most recent weekly average yields on issues of United States Treasury Securities adjusted to a constant maturity equal to the weighted average life to maturity of the Loan (without regard to any extension of the Loan) (determined, if necessary, by interpolating such yields on United States Treasury Securities adjusted to the particular constant maturities greater than (but nearest to) and less than (but nearest to) the weighted average life to maturity of the Loan), as published by the Federal Reserve Board for release on the first Business Day of the week immediately prior to the week in which such determination is made in its Statistical Release H.15(519) under the heading "Treasury Constant Maturities" for the two calendar weeks ending on the two Wednesdays immediately preceding the date of such release or, if such average is not published for such periods, of such reasonably comparable index as may be designated for such period by the Required Holders. Such yields shall be determined, if necessary, by converting United States Treasury Securities quotations to monthly equivalent yields in accordance with accepted financial practice.

     Trust:  Video Franchise Capital Trust 1996-1, a trust created pursuant to
     -----
Section 2.01 hereof, and its successors and assigns.

     Trust Estate:  As defined in Section 2.01.
     ------------

     Trustee:  Marine Midland, an Eligible Trustee, its successor in interest or
     -------
any successor trustee appointed as provided in Section 9.08, 9.09 or 9.10.

     Trustee Default:  Any event which, due to the passage of time or giving of
     ---------------
notice or both, will become a Trustee Event of Default if not cured.

     Trustee Event of Default:  As defined in Section 9.08.
     ------------------------

     Trustee Expenses:  The expenses payable to the Trustee with respect to each
     ----------------
Distribution Date as agreed upon in writing by the Servicer and the Trustee, subject, however, to Section 9.06.

     Trustee Fee:  The fee payable to the Trustee with respect to each
     -----------
Distribution Date as agreed upon in writing by the Servicer and the Trustee, subject, however, to Section 9.06.

     Trustee Indemnification Payments:  With respect to a Distribution Date, any
     --------------------------------
amounts payable to the Trustee pursuant to Section 9.01 hereof since the preceding Distribution Date (or the Closing Date, in the case of the first Distribution Date) (including any amounts to be reserved pursuant to Section 11.07) plus the aggregate amount by which Trustee Indemnification Payments on all prior Distribution Dates exceeded the amount distributed to the Trustee pursuant to Section 5.03(b)(iv)(M) or reserved pursuant to Section 11.07 on such prior Distribution Dates.

     Underperforming Loan:  Any Loan with respect to which the Debt Service
     --------------------
Coverage Ratio of the Store to which such Loan relates is less than 1.2 for the immediately preceding twelve month period, ending on the last day of the month immediately preceding the date of determination thereof; provided that in the
                                                         -------- ----
case of any Store that has relocated in accordance with Section 3.11(b)(i) of the related Loan Agreement, until such Store shall have operated for twelve complete consecutive months, the related Loan shall be an Underperforming Loan if the Debt Service Coverage Ratio for such Store is less than 1.2 for either
(a) the six-month period ending at the end of the sixth full month of operation of such Store or (b) the nine-month period ending at the end of the ninth full month of operation of such Store.

     Unpaid Class A Interest Amount:  With respect to a Distribution Date, the
     ------------------------------
aggregate amount, if any, by which the Class A Interest Distribution Amount on all prior Distribution Dates exceeded the sum of (i) the amount distributed to Class A Certificateholders pursuant to Section 5.03(b)(iv)(A) on such prior Distribution Dates and (ii) the interest portion of any Realized Losses allocated to the Class A Certificates on such prior Distribution Dates, together with interest on the amount of each such excess at the Class A Pass-Through Rate from the Distribution Date on which such excess occurred.

     Unpaid Class A Principal Amount:  With respect to a Distribution Date, the
     -------------------------------
aggregate amount, if any, by which the Class A Principal Distribution Amount on all prior Distribution Dates exceeded the sum of (i) the amount distributed to the Class A Certificateholders pursuant to Section 5.03(b)(iv)(B) on such prior Distribution Dates and (ii) the principal portion of any Realized Losses allocated to the Class A Certificates pursuant to Section 5.06 on such prior Distribution Dates.

     Unpaid Class B Interest Distribution Amount:  With respect to a
     -------------------------------------------
Distribution Date, the aggregate amount, if any, by which the Class B Interest Distribution Amount on all prior Distribution Dates exceeded the sum of (i) the amounts distributed to Class B Certificateholders pursuant to Sections 5.03(b)(iv)(F)(4) and 5.03(b)(iv)(K) on such prior Distribution Dates and (ii) the interest portion of any Realized Losses allocated to any of the Class B Certificates on such prior Distribution Dates. Interest shall not accrue on the amount of any Unpaid Class B Interest Distribution Amounts.

     Unpaid Class B Principal Amount:  With respect to a Distribution Date, the
     -------------------------------
aggregate amount, if any, by which the Class B Principal Distribution Amount on all prior Distribution Dates exceeded the sum of (i) the amount deposited into the Reserve Account pursuant to Section 5.03(b)(iv)(G) other than any portion thereof representing a Holder Reserve Account Reimbursement Amount on such prior Distribution Dates, (ii) the amount distributed to the Class B Certificateholders pursuant to Section 5.03(b)(iv)(Q) on such prior Distribution Dates and (iii) the principal portion of any Realized Losses allocated to any of the Class B Certificates pursuant to Section 5.06 on such prior Distribution Dates.

     X Prepayment Amount:  With respect to any prepayment or acceleration of a
     -------------------
Loan on any date, an amount equal to the X Prepayment Amount as defined in the related Loan Agreement.

     Y Prepayment Amount:  With respect to any prepayment or acceleration of a
     -------------------
Loan on any date, an amount equal to the Y Prepayment Amount as defined in the related Loan Agreement.

     Section 1.02.  Effect of Headings and Table of Contents.  The Article and
                    ----------------------------------------
Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

     Section 1.03.  Benefits of Agreement.  Nothing in this Agreement or in the
                    ---------------------
Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Certificateholders, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

     Section 1.04.  Statement of Intent.  The Trust is intended to qualify as a
                    -------------------
"fixed investment trust" within the meaning of Treasury Regulation 301.7701-4(c), and it is neither the purpose nor the intent of the parties hereto to create a partnership, joint venture, or association taxable as a corporation between or among any or all of the Certificateholders, the Trustee, the Servicing Advisor, and/or the Servicer. In furtherance of the foregoing, the purpose of the Trust shall be to protect and conserve the assets of the Trust, and the Trust shall not at any time engage in or carry on any kind of business or any kind of investment activity, except as otherwise contemplated by this Agreement. In no event shall the Trustee or any other person have any power to vary the investment of the Certificateholders in the Certificates or to substitute new investments or reinvest so as to enable the Trust to take advantage of variations in the market to improve the investment of the Certificateholders in the Certificates.

                                  ARTICLE II

                           THE TRUST ESTATE; ORIGINAL
                          ISSUANCE OF THE CERTIFICATES

     Section 2.01.  The Trust Estate.  By the execution hereof, the Trust is
                    ----------------
hereby created which shall be known as "Video Franchise Capital Trust 1996-1", in which name the Trustee may enter into contracts and conduct the activities contemplated hereby. Marine Midland is hereby appointed as the trustee of the Trust to conduct the business of the Trust in the name of the Trust and to perform the duties of the Trustee specified herein. Marine Midland hereby accepts such appointment and confirms the receipt from the Servicing Advisor of the sum of $10.00, constituting the initial trust property.

     The property of the Trust shall consist of the Trust's entire right, title, interest and estate, whether now owned or hereafter acquired, in, to and under
(i) each Loan and the related Loan Collateral, including the present and continuing exclusive right, power and authority to exercise each and every right, remedy, power and authority of the Trust under or in respect of such Loans and Loan Collateral; (ii) the present and continuing exclusive right, power and authority to make claim for, collect, receive and receipt for any of the sums, amounts, income, revenues, issues, profits and proceeds under, on account of or with respect to, each Loan and the related Loan Collateral, including, without limitation, (A) all payments made in respect thereof, voluntary or involuntary, whether upon maturity, prepayment, acceleration, conversion, liquidation, casualty or otherwise and paid from any source (including both timely and delinquent payments), (B) Insurance Policies and any Insurance Proceeds and (C) Condemnation Proceeds and any Net Liquidation Proceeds; (iii) all moneys received to or held by the Servicer in respect of the Loans and the Loan Collateral; (iv) all moneys and securities from time to time held in the Collection Account or the Reserve Account; (v) upon the occurrence of a Loan Event of Default, the present and continuing exclusive right, power and authority to give and receive notices and other communications, to make waivers or other agreements subject to the provisions hereof, to make claims for and demand performance on, under or pursuant to any of the related Loan Collateral, to bring actions and proceedings thereunder or for the enforcement thereof, and to exercise all remedies, powers, privileges and options and to do any and all things which the Trust is or may become entitled to do under such Loan Collateral; (vi) the Loan Files; (vii) any and all property of every name and nature, now or hereafter transferred, mortgaged, pledged or assigned as security or additional security for payment or performance of any obligation of the Borrowers to the Trust under any Loans or any of the related Loan Collateral or otherwise, and the liabilities, obligations and indebtedness evidenced thereby or reflected therein; (viii) any Loan Collateral acquired by the Trust through foreclosure or otherwise in connection with a Liquidated Loan; and (ix) all income, revenues, issues, products, revisions, substitutions, replacements, profit and proceeds of and from all of the foregoing (collectively, the "Trust Estate").
                              ------------

     The Trustee, for itself and its successors and assigns, hereby declares that it shall hold all the estate, right, title and interest in any property received by it hereunder, including, without limitation, the Trust Estate, in trust for the benefit of all present and future Certificateholders, subject to the terms hereof. Marine Midland accepts the trusts hereunder in accordance with the provisions hereof and as Trustee agrees to perform fully the duties herein required of it.

     Section 2.02.  Authorization of Trustee; Execution and Delivery of
                    ---------------------------------------------------
Certificates and Agreements.  The Trustee is authorized and directed to execute
---------------------------
and deliver to the Authenticating Agent for authentication on the date hereof Certificates evidencing ownership of the entire Trust Estate in denominations and names as directed by the Servicing Advisor. The Trustee is authorized and directed to execute and deliver on behalf of the Trust, and is authorized to perform on behalf of the Trust, this Agreement, the Loan Documents to which it is a party, the Subordination and Consent Agreement, the Class A Purchase Agreement and each other agreement, instrument or certificate contemplated hereby or thereby.

                                  ARTICLE III

                      THE SERVICING ADVISOR; REVIEW PANEL

     Section 3.01.  The Servicing Advisor to Act as Servicing Advisor.  The
                    -------------------------------------------------
Servicing Advisor shall perform the duties specified in this Agreement to be performed by it in accordance with the terms hereof, acting alone or through the Servicer.

     Section 3.02.  Duties of the Servicing Advisor.
                    -------------------------------

     (a) Upon the prior written request of the Servicer, the Servicing Advisor will forward to the Servicer all monthly reports received in respect of the Stores pursuant to Section 6.2(a) of the Loan Agreements within two Business Days of receipt thereof. On the 25th day of each February, May, August and November, commencing May 25, 1996, the Servicing Advisor will calculate and report the Debt Service Coverage Ratio for each Store in a report substantially in the form of Schedule IV hereto and shall promptly provide a copy of such report to the Trustee, the Servicer, the Initial Class A Certificateholder or upon request by any other Class A Certificateholders.

     (b) A copy of the minutes of each Review Panel meeting will be maintained by the Servicing Advisor and delivered by the Servicing Advisor promptly following such meeting to the Trustee, the Servicer, the Initial Class A Certificateholder and, if requested, to any Class B Certificateholder or any other Class A Certificateholder. A copy of all other records or other documents kept by the Servicing

Advisor pursuant to the Review Panel Agreement will be available to the Trustee, the Servicer, and the Certificateholders upon request.

     (c) Not later than the Distribution Date following a date on which the Review Panel has proposed any action which requires consent of the Required Holders pursuant to the Review Panel Agreement or a Loan Agreement, the Servicing Advisor shall provide written notice to the Trustee and the Servicer of such proposed action with a form of notification to Certificateholders attached thereto specifying the action so proposed and containing such information reasonably available to the Servicing Advisor and which the Servicing Advisor reasonably believes would enable a Certificateholder to make an informed decision.

     (d) In the event that a Borrower proposes to substitute (a "Substitution")
                                                                 ------------
another store (a "Substitute Store") and such store's assets ("Substitute Store
                  ----------------                             ----------------
Assets") pursuant to Section 3.11(a) of the related Loan Agreement for a Store
------
and the related Loan Collateral, the Servicing Advisor will determine whether all conditions precedent to such Substitution under the related Loan Agreement (other than the requirement to obtain the consent of the Required Holders) have been fulfilled. If the Servicing Advisor determines that such conditions have been fulfilled, the Servicing Advisor will provide written notice to the Trustee and the Servicer of such proposed Substitution not later than the Distribution Date preceding the date on which such Substitution is proposed to take place with a form of notification to Certificateholders attached thereto containing a description of the Substitute Store and Substitute Store Assets and such information reasonably available to the Servicing Advisor which the Servicing Advisor reasonably believes would enable a Certificateholder to make an informed decision together with a certification that all other conditions precedent to such Substitution under the related Loan Agreement have been fulfilled.

     (e) In the event that a Borrower proposes to transfer any Loan Collateral pursuant to Section 7.6 of the related Loan Agreement which requires the consent of the Required Holders pursuant to the Review Panel Agreement or such Loan Agreement, the Servicing Advisor will determine whether all conditions precedent to such transfer under the related Loan Agreement (other than the requirement to obtain consent of the Required Holders) have been fulfilled. If the Servicing Advisor determines that such conditions have been fulfilled, the Servicing Advisor will provide notice of such proposed transfer to the Trustee and the Servicer with a form of notification to Certificateholders attached thereto containing a description of such transfer and such information reasonably available to the Servicing Advisor which the Servicing Advisor reasonably believes would enable a Certificateholder to make an informed decision together with a certification that all other conditions precedent to such transfer under such Loan Agreement have been fulfilled. In the event that the transfer is approved by the Required Holders, the Servicing Advisor shall direct the Servicer to revise the List of Loans upon the occurrence of such transfer and the Servicer shall promptly revise the List of Loans and deliver a copy thereof to the Trustee.

     (f) Not less than ten Business Days prior to a Determination Date, a Class A Certificateholder may provide a written notice to the Servicing Advisor requesting the Paying Agent, on behalf of the Trust, to pay such Class A Certificateholder, on the following Distribution Date pursuant to Section 5.03(b), Class A Certificateholder Expenses incurred by such Class A Certificateholder. Such notice shall set forth the nature of such Class A Certificateholder Expenses, shall have attached thereto evidence of payment of such Class A Certificateholder Expenses by such Class A Certificateholder and shall specify the Section of this Agreement, of the Class A Purchase Agreement or of the applicable Loan Documents under which the claim for such expenses is made. The Servicing Advisor shall promptly (but in no event later than the next Determination Date) notify the Servicer, the Trustee, the Paying Agent and the Certificateholders of the Class A Certificateholder Expenses to be paid on the related Distribution Date.

     (g) The Servicing Advisor agrees (i) on each Distribution Date, to direct the Paying Agent, on behalf of the Trust, to invest funds remaining on deposit in the Collection Account and the Reserve Account; (ii) to direct the Paying Agent on behalf of the Trust, to disburse Insurance Proceeds pursuant to Section
6.4 of the related Loan Agreement; (iii) to determine whether the conditions precedent to allowing the pledge of additional collateral for a Loan pursuant to
Section 3.12 of the related Loan Agreement are satisfied; (iv) to promptly respond to any inquiries from the Servicer, the Certificateholders or the Trustee; (v) to notify promptly Blockbuster, the Trustee, the Servicer and the Certificateholders if the Servicing Advisor becomes aware of the occurrence of any Loan Event of Default and (vi) to maintain copies of all reports and records required to be prepared by it hereunder.

     (h) In the event the Servicing Advisor becomes aware of any fact which would make any of the information contained in the List of Loans incorrect, the Servicing Advisor will promptly prepare an amended List of Loans and deliver a copy of such amended List of Loans to the Servicer, the Trustee and the Certificateholders.

     (i) In the event the Servicing Advisor becomes aware of any Loan Event of Default or any event which the Servicing Advisor expects will have a material adverse effect on a Loan or will become a Loan Event of Default, the Servicing Advisor win promptly deliver a notice of such event to the Servicer, the Trustee and the Certificateholders.

     Section 3.03.  Servicing Advisor's Compensation.  As compensation for the
                    --------------------------------
performance of its obligations under this Agreement, the Servicing Advisor shall be entitled to receive from funds on deposit in the Collection Account on each Distribution Date the Servicing Advisor Fee in accordance with Section 5.03(b). The Servicing Advisor agrees to pay all fees and expenses payable or incurred by it hereunder.

     Section 3.04.  Indemnification: Third Party Claims.  The Servicing Advisor
                    -----------------------------------
agrees to indemnify and hold the Trustee, the Servicer, the Trust and the Certificateholders harmless against any and all claims of third parties and all losses, penalties, fines, forfeitures, legal fees, and related costs, judgments, and any other costs, fees and expenses in connection therewith that any of them may sustain because of the failure by the Servicing Advisor to perform its duties in strict compliance with the terms of this Agreement or the Loan Documents. Each of the Trustee and the Servicer shall notify the Servicing Advisor and the Certificateholders if a claim is made by a third party against it or the Trust with respect to the Loans or this Agreement, and the Servicing Advisor may, if such claim alleges a failure of the Servicing Advisor to perform its duties in compliance with this Agreement, assume, with the consent of the Trustee, the Servicer or the Certificateholders, as applicable, the defense of any such claim and pay all expenses in connection therewith, including counsel fees and expenses, and shall promptly pay, discharge and satisfy any final judgment or decree which may be entered against it, the Servicer, the Certificateholders, or the Trustee in respect of such claim. Subject to Section 7.02, if it is determined that the Servicing Advisor failed to perform its duties in strict compliance with this Agreement, satisfaction of such expenses, judgments or decrees shall be at the sole expense of the Servicing Advisor.

     Section 3.05.  Liability of the Servicing Advisor; Rights of the Servicer
                    ----------------------------------------------------------
and the Trustee in Respect of the Servicing Advisor.  Notwithstanding any of
---------------------------------------------------
the provisions of this Agreement, the Servicing Advisor shall remain obligated and liable to the Trustee for the performance of the duties set forth herein regardless of any delegation of duties to the Servicer pursuant to the terms hereof. To the extent that the Servicer or the Trustee performs any such obligation of the Servicing Advisor, the cost of performing such obligation shall be deducted from the Servicing Advisor Fee and paid to the Servicer or the Trustee, as applicable (but not in excess of the Servicing Advisor Fee).
Subject to Section 8.04, the Trustee or the Servicer may, but is not obligated to, enforce the obligations of the Servicing Advisor hereunder and may perform, or cause a designee to perform, any defaulted obligation of the Servicing Advisor hereunder; provided, that the Servicing Advisor shall not be relieved of
                   --------  ----
any of its obligations hereunder by virtue of such performance by the Trustee, the Servicer or any designee. The Trustee and the Servicer shall not have any responsibility or liability for any action or failure to act by the Servicing Advisor and neither the Trustee nor the Servicer is obligated to supervise the performance of the Servicing Advisor under this Agreement or otherwise.

                                  ARTICLE IV

                                  THE SERVICER

     Section 4.01.  The Servicer to Act as Servicer.  The Servicer, as an
                    -------------------------------
independent contract servicer, shall service and administer the Loans on behalf of the Trust in accordance with the terms of this Agreement and the Loan Documents and shall have full power and authority acting alone and subject only to the specific requirements and prohibitions of this Agreement and the restrictions on servicing the Loans set forth in the Subordination and Consent Agreement, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable; provided, however, that
                                                         --------  -------
the Servicer agrees that its servicing of the Loans shall be carried out in accordance with customary and usual procedures of prudent financial institutions which service loans similar to the Loans and, to the extent more exacting, the procedures which the Servicer would use if the Loans were owned by the Servicer. The Servicer shall exercise reasonable care and due diligence in the performance of its duties hereunder. The Servicer shall instruct the Trustee to execute such documents as are necessary for the fulfillment of the Servicer's duties hereunder.

     The Servicer shall not, without determining whether all conditions precedent thereto have been fulfilled under the related Loan Agreement, (a) allow the assignment of any Loan, or (b) permit the substitution of a Substitute Store or Substitute Store Assets for any Store as the related Loan Collateral. Neither the Servicing Advisor, the Trustee nor the Servicer shall allow the prepayment of a Loan or consent to the modification of the terms of, or any amendment to, or any waiver of any of the terms of any Loan Agreement, except to the extent expressly provided for, and solely in accordance with the terms of, the Review Panel Agreement and the related Loan Documents. No change shall be made in any material term of a Loan that would be treated as an "exchange" under Section 1001 of the Code at any time that the Loan is not a Defaulted Loan or a default with respect to such Loan is not reasonably foreseeable.

     Without limiting the generality of the foregoing, but subject to the provisions of this Agreement and the Subordination and Consent Agreement, the Servicer is hereby authorized and empowered by the Trust to execute and deliver, in the Servicer's own name, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Loans and with respect to the Loan Collateral.

     Upon the execution and delivery of this Agreement, the Servicer shall deliver to the Trustee and the Servicing Advisor a list of officers and their specimen signatures of the Servicer involved in, or responsible for, the administration and servicing as required of the Loans, which list shall from time to time be updated by the Servicer.

     The Servicer shall take such actions as may be necessary to ensure that the security interest granted by each Borrower under the related Loan Documents will continue to be deemed to be a perfected security interest of first priority (subject, with respect to each Assignment of Leases, however, to paragraph 31 thereof) under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Servicer shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Servicer, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trust's security interest in or lien on any Loan Collateral, including without limitation (x) continuation statements, and (y) such other required statements as may be occasioned by (1) any change of name of any Borrower, the Trust or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name) or (2) any change of location of the place of business or the chief executive office of any Borrower, the Trust or the Trustee.

     The Servicer shall cause to be maintained, if not maintained by any Borrower, in respect of each Loan, the Insurance Policies referred to in the related Loan Agreement. The Servicer shall be entitled to deduct from Loan Payments in respect of a Loan the expense of maintaining such Insurance Policies.

     The Servicer is hereby authorized and directed to, and hereby agrees to, assume and perform all duties of the Trustee and Lender (as defined in the Loan Agreements) under the Loan Documents other than those duties delegated to the Servicing Advisor hereunder.

     Section 4.02.  Collection of Loan Payments and Remittances.  The Servicer
                    -------------------------------------------
shall use its best efforts to cause the collection of all payments called for under the terms and provisions of each Loan and shall use its best efforts to cause each Borrower to make all payments in respect of its Loan. In addition to any other customary services which the Servicer may perform, the Servicer shall perform the following servicing and collection activities:

     (1) perform standard accounting services and general record keeping services with respect to the Loans;

     (2) respond to any telephone and written inquiries of Borrowers concerning the Loans;

     (3) keep Borrowers informed of the proper place and method for making payments with respect to the Loans;

     (4) contact Borrowers to effect collection and to discourage delinquencies in the payment of Loans, doing so by any lawful means, including, but not limited to, the following:

          (i)    transmittal of routine past due notices;

          (ii)   preparing and mailing collection letters;

          (iii) contacting delinquent Borrowers by telephone to encourage payment;

          (iv)   transmittal of reminder notices to delinquent Borrowers; and

          (v) subject to Sections 4.01 and 4.05 hereof, initiating and pursuing termination or foreclosure actions deemed necessary by the Servicer;

     (5)  report tax information to Borrowers as required by law;

     (6) promptly respond to any inquiries from Certificateholders, the Servicing Advisor, the Trustee and D&P; and

     (7) take such other action as may be reasonably necessary or appropriate to carry out the duties and obligations imposed upon the Servicer pursuant to the terms of this Section.

     Section 4.03.  Records.
                    -------

     (a) The Servicer shall retain all Loan Files and other data (including, without limitation, computerized records) relating to or maintained in connection with the servicing of the Loans for the benefit of and on behalf of the Trust at the address of the Servicer set forth in Section 11.04 or, upon 15 days' prior written notice to the Trustee, at such other place where the servicing offices of the Servicer are located, and shall give the Trustee, the Class A Certificateholders and the Servicing Advisor access to all Loan Files and other data at all reasonable times and upon reasonable notice, and, while a Servicer Event of Default with respect to the Servicer shall be continuing, the Servicer shall, on demand of the Trustee, deliver to the Trustee copies of all Loan Files and other data (including, without limitation, computerized records) related to or necessary for the servicing of the Loans. If the rights of the Servicer shall have been terminated in accordance with Section 8.04 or if this Agreement shall have been terminated pursuant to Article X, the Servicer shall, upon demand of the Trustee or the Certificateholders, in the case of Section 8.04, or of the successor to the rights of the Trust, in the case of Article X, deliver to the Trustee all Loan Files and other data (including, without limitation, computerized records) related to or necessary for the servicing of the Loans. In addition to delivering such data, the Servicer shall, at its expense, use its best efforts to effect the orderly and efficient transfer of the servicing of the Loans with respect to which such termination shall have occurred to the party which will be assuming responsibility for such servicing, including, without limitation, directing Borrowers to remit Scheduled Payments and all other payments in respect of the Loans to an account or address designated by the Trustee or such new Servicer. The provisions of this paragraph shall not require the Servicer to transfer any proprietary material or computer programs unrelated to the servicing of the Loans.

     (b) The Servicer shall hold all documents constituting each Loan File received by it for and on behalf of the Trust, and shall make disposition of the Loan Files only in accordance with the instructions furnished by the Trustee or as otherwise specifically provided for herein. The Servicer shall segregate and maintain continuous custody of all documents constituting each Loan File received by it in secure and fireproof facilities in accordance with customary standards for such custody.

     Section 4.04.  Servicer's Compensation.  As compensation for the
                    -----------------------
performance of its obligations under this Agreement, the Servicer shall be entitled to receive from funds on deposit in the Collection Account on each Distribution Date the Servicer Fee as provided in Section 5.03(b). Except as otherwise provided herein, the Servicer agrees to pay all fees and expenses payable or incurred by it hereunder.

     Section 4.05.  Realization Upon Defaulted Loans.  The Servicer agrees to
                    --------------------------------
take all actions required to be taken by the Trust under the Subordination and Consent Agreement in respect of the Loan Collateral and agrees not to take any actions inconsistent with the rights and obligations of the Trust under the Subordination and Consent Agreement. In accordance with the servicing procedures specified in Section 4.01, the Servicer, as agent of the Trust, shall accelerate any Loan and foreclose upon any Loan Collateral securing a Loan that is a Defaulted Loan. Not less than five Business Days prior to the date on which the Servicer intends to commence foreclosure proceedings against any Loan Collateral securing a Defaulted Loan, the Servicer shall give notice of such proposed action to the Trustee, the Servicing Advisor and the Certificateholders identifying the Defaulted Loan and specifying the date on which foreclosure is to commence. Unless otherwise instructed by the Required Holders within such time period, the Servicer shall commence foreclosure proceedings on or after the date specified in such notice. The Servicer shall cease any foreclosure proceedings upon the instructions of the Required Holders. In connection with the commencement of foreclosure proceedings against any Loan Collateral, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be consistent with the servicing standards set forth in Section 4.01 hereof and the guidelines set forth in Schedule II hereto. In addition, the Servicer shall comply with all applicable laws in connection with the foreclosure of any Loan Collateral and may commence and prosecute any proceedings in respect of such related Loan in the name of and on behalf of the Trust. The Servicer shall not acquire on behalf of the Trust any Loan Collateral except in connection with a Defaulted Loan. If the Trust shall have come into possession of any Store or Store-Related Assets, it shall not have as its primary purpose the carrying on of a profit-making business, but rather the sale of such assets and the distribution of the proceeds thereof to the Certificateholders, and all of the activities of the Servicer in regard thereto shall be reasonably necessary to, and consistent with, the accomplishment of that purpose. Accordingly, the

Servicer shall administer all Loan Collateral acquired by the Trust in a manner consistent with the prompt disposition of such Loan Collateral in order to maximize the preservation of capital of the Certificateholders and not with a view to the maximization of profit, and in all events not more than one year after the Trust acquired such Loan Collateral; provided, that such one year
                                               --------
period may be extended for not more than two successive six-month periods upon certification to the Servicing Advisor, the Class A Certificateholders and the Review Panel that such extension will increase the likelihood of finding a purchaser of the Loan Collateral at a price that will preserve the return of capital to Certificateholders.

     In connection with a foreclosure proceeding against any Loan Collateral, the Servicer will advance the costs and expenses of any such proceeding and will also advance operating expenses and payments to creditors of the related Borrower (including Blockbuster) in order to cure a default by such Borrower of its obligations with respect to such creditors; provided that the Servicer will not be obligated to make any such advance to the extent the Servicer determines, in its good faith judgment, after consultation with the Servicing Advisor and the Review Panel, that such advance would not be ultimately recoverable from future payments or Liquidation Proceeds in respect of the related Defaulted Loan. All Net Liquidation Proceeds, Insurance Proceeds (net of reasonable direct expenses incurred by the Servicer) and Condemnation Proceeds shall be deposited into the Collection Account not later than the Business Day immediately following receipt thereof. Such Net Liquidation Proceeds, Insurance Proceeds and Condemnation Proceeds shall, for all purposes of this Agreement, be allocated first to accrued and unpaid interest on the related Loan (and interest shall be deemed to have accrued to but excluding the Loan Payment Date next following the receipt of such proceeds), second to the X Prepayment Amount, if any, due on such Loan (determined and calculated in the same manner as if such Loan were being prepaid in full), third to the unpaid principal balance of such Loan and then to the Y Prepayment Amount, if any, due on such Loan (determined and calculated in the same manner as if such Loan were being prepaid in full).

     Section 4.06.  Indemnification; Third Party Claims.  The Servicer, in its
                    -----------------------------------
capacity as Servicer, Paying Agent, Authenticating Agent, Transfer Agent and Certificate Registrar, agrees to indemnify and hold the Trustee, the Trust, the Servicing Advisor and the Certificateholders harmless against any and an claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain because of the failure by the Servicer to perform, in each such capacities, its duties and service the Loans in strict compliance with the terms of this Agreement or the Loan Documents. Each of the Trustee and the Servicing Advisor shall notify the Servicer and the Certificateholders if a claim is made by a third party against it, or the Trust with respect to the Loans or this Agreement, and the Servicer may, if such claim alleges a failure of the Servicer to perform, in each such capacities, its duties in compliance with this Agreement, assume, with the consent of the Trustee, the Servicing Advisor, or the Certificateholders, as applicable, the defense of any such claim and pay all expenses in connection therewith, including counsel fees and expenses, and shall promptly pay, discharge and satisfy any judgment or decree which may be entered against it, the Trustee, the Certificateholders or the Servicing Advisor in respect of such claim. Subject to Section 7.02, if it is determined that the Servicer failed to perform its duties in strict compliance with this Agreement, satisfaction of such expenses, judgments or decrees shall be at the sole expense of the Servicer.

     Section 4.07.  Fidelity Bond and Errors and Omissions Insurance.  The
                    ------------------------------------------------
Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting on behalf of the Servicer in any capacity with regard to the Loans to handle funds, money, documents and papers relating to the Loans. Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons and shall be maintained in a form and amount that would meet the requirements of prudent institutional loan servicers. No provision of this Section 4.07 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond and errors and omissions policy coverage and, by the terms of such fidelity bond and errors and omission policy, the coverage afforded thereunder extends to the Servicer. Upon written request of the Trustee or a Class A Certificateholder, the Servicer shall cause to be delivered to the Trustee or such Class A Certificateholder, as applicable, a certification evidencing coverage under such fidelity bond and insurance policy. Any such fidelity bond or insurance policy shall not be canceled or modified in a materially adverse manner without thirty days' prior written notice to the Trustee and the Certificateholders.

     Section 4.08.  Reporting by the Servicer.
                    -------------------------

     (a) On each Distribution Date, the Servicer shall transmit to the Servicing Advisor, the Trustee and the Paying Agent a certificate of a Responsible Officer (the "Servicer Certificate") setting forth the following information in respect
      --------------------
of the immediately preceding Collection Period:

     (i) the amount of funds that have been deposited into the Collection Account with respect to such Collection Period, together with a breakdown of such total amount by categories (i.e., the amount of any
                                                         ----
           Interest Payments, Principal Payments, Early Payments, X Prepayment Amounts, Y Prepayment Amounts, Prepayments and other payments);

     (ii) the Servicing Advisor Fee, the Servicer Fee, the Trustee Fee, the Subordinated Advisory Fee, and any Trustee Expenses (as reported by the Trustee), Servicing Advisor Indemnification Payments, Servicer Indemnification Payments, Trustee Indemnification Payments (as reported by the Trustee) and Class A Certificateholder Expenses with respect to the following Distribution Date;

     (iii) with respect to the Class A Certificates, the Class A Principal Distribution Amount, the amount of the distribution to be made on the following Distribution Date allocable to principal, any Unpaid Class A Principal Amount included in such distribution and any remaining Unpaid Class A Principal Amount after giving effect to such distributions;

     (iv) with respect to the Class A Certificates, the Class A Interest Distribution Amount, the amount of the distribution to be made on the following Distribution Date allocable to interest, setting forth separately the amount of Extended Loan Interest, X Prepayment

            Amount and any Unpaid Class A Interest Amount included in such distribution, and any remaining Unpaid Class A Interest Amount after giving effect to such distribution;

     (v) with respect to the Class A Certificates, the Class A Shortfall Amount (stating separately the amount of any shortfall in the required distribution of interest and principal);

     (vi) the amount of any Reserve Account Interest Withdrawal Amount or Reserve Account Principal Withdrawal Amount with respect to such distribution and the amount to be withdrawn from each Holder Reserve Account in respect of such amounts;

     (vii) the Aggregate Class A Certificate Principal Balance and the Class A Principal Factor (the Aggregate Class A Certificate Principal Balance divided by the original Aggregate Class A Certificate Principal Balance), each after giving effect to the distribution of principal on such Distribution Date;

     (viii) with respect to the Class B Certificates, the Class B Principal Distribution Amount, the amount of the distribution to be made on the following Distribution Date allocable to principal and the amount to be distributed to each Class B Certificateholder in respect of principal, any Unpaid Class B Principal Amount included in such distribution and any remaining Unpaid Class B Principal Amount after giving effect to such distributions;

     (ix) with respect to the Class B Certificates, the Class B Interest Distribution Amount, the amount of such distribution allocable to interest, setting forth separately the amount of Extended Loan Interest, Defaulted Loan Interest and any Unpaid Class B Interest Distribution Amount included in such distribution, and further setting forth any remaining Unpaid Class B Interest Distribution Amount after giving effect to such distributions, the amount to be distributed to each Class B Certificateholder in respect of interest and the portions of Extended Loan Interest, Defaulted Loan Interest and the remaining Unpaid Class B Interest Distribution Amount allocable to each Class B Certificateholder;

     (x) with respect of the Class B Certificates, the amount of any shortfall in the required distribution of current interest and current principal (stated separately) to the Class B Certificates for the following Distribution Date, setting forth separately the amount of such shortfalls in respect of each Class B Certificate;

     (xi) with respect of the Class B Certificates, the principal amount of any Class B Certificates tendered for purchase pursuant to Section
            5.05 hereof;

     (xii) the Aggregate Class B Certificate Principal Balance and the Class B Certificate Principal Balance of each of the Class B Certificates after giving effect to the distribution of principal and adjustment thereto on the following Distribution Date;

     (xiii) the amount on deposit in the Collection Account, the Reserve Account and each Holder Reserve Account after giving effect to the distributions on the following Distribution Date;

     (xiv) the Reserve Account Required Amount and the amount of deposits to the Reserve Account with respect to the following Distribution Date, setting forth separately the amount to be deposited to each Holder Reserve Account;

     (xv)   the Pool Balance as of the last day of the related Collection
            Period;

     (xvi) with respect to each Loan that became and remains a Defaulted Loan or became an Extended Loan or a Liquidated Loan:

            (A) its Borrower, loan number, outstanding principal balance and stated Loan maturity;

            (B) the effective date as of which such Loan became a Defaulted Loan, Extended Loan or Liquidated Loan;

            (C) if such Loan is a Defaulted Loan, the amount of any recoveries, if any, with respect to such Defaulted Loan or, if such Loan is a Liquidated Loan, the amount of Net Liquidation Proceeds in respect of such Liquidated Loan;

            (D) if such Loan is a Defaulted Loan, the amount of Delinquent Principal Payments and Delinquent Interest Payments in respect of such Defaulted Loan and the date as of which such payments were delinquent;

            (E) if such Loan is a Liquidated Loan, the amount of Liquidation Proceeds, Liquidation Expenses and any Realized Loss in respect of such Liquidated Loan, and each portion of such Realized Loss that represents a Realized Loss in respect of interest, X Prepayment Amount, Y Prepayment Amount and principal;

     (xvii) with respect to each Loan that was the subject of a Prepayment during such Collection Period:

            (A) its Borrower, loan number and stated Loan maturity;

            (B) the date of such Prepayment;

            (C) the Prepayment received;

            (D) the amount of interest paid in respect of each Prepayment and the X Prepayment Amount and Y Prepayment Amount, if any, received in connection with such Prepayment and a verification of the accuracy of the calculation of the X Prepayment Amount and the Y Prepayment Amount; and

            (E) the outstanding principal balance of such Loan (before and after giving effect to such Prepayment);

     (xviii) the Related Delinquency Amount, the Related Loss Amount and the
             Holder Reserve Account Reimbursement Amount with respect to each Class B Certificateholder;

     (xix) any other information relating to the Loans reasonably requested by the Servicing Advisor, the Trustee or the Requesting Holders; and

     (xx) the book value (within the meaning of 12 C.F.R. Part 571.13 or any comparable replacement provision) of any assets acquired through the exercise of remedies with respect to Defaulted Loans and the amount of proceeds received in connection with the operation of any Loan Collateral acquired through foreclosure or otherwise.

     In the case of information furnished pursuant to clauses (iii), (iv), (v),
(viii), (ix) and (x) above, the amounts shall be expressed as a dollar amount per Certificate per $1,000 denomination.

     (b) Within 90 days after the end of each calendar year, the Servicer will prepare for mailing to each Person who at any time during the calendar year was a holder of record of a Class A Certificate a statement containing the applicable information set forth in clauses (ii), (iii), (iv), (v) and (xvii)(D) of the Servicer Certificate and to each Person who at any time during the calendar year was a holder of record of a Class B Certificate a statement containing the applicable information set forth in clauses (ii), (viii), (ix) and (x) of the Servicer Certificate, as applicable, aggregated for such calendar year, or, in the case of each Person who was a Certificateholder for a portion of such calendar year, setting forth such information for each month thereof. The obligation of the Servicer to prepare such statements shall be deemed to be satisfied to the extent that substantially comparable information is provided by the Paying Agent in accordance with the requirements of the Code as from time to time in effect.

     (c) On or before the 90th day after the end of the fiscal year of the Servicer which ends in 1996, and each fiscal year thereafter, the Servicer shall deliver an Officer's Certificate to the Trustee, the Servicing Advisor, and the Class A Certificateholders and, upon request, to each Class B Certificateholder stating, as to each signer thereof, that (i) a review of the activities of the Servicer during the Servicer's preceding fiscal year (or since the Closing Date in the case of the first such Officers' Certificate required to be delivered) has been made under the supervision of the officers executing such Officers' Certificate, (ii) to the best of each such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations, including but not limited to its obligations under Section 4.01 of this Agreement, in all material respects throughout such year and no default by the Servicer under this Agreement has occurred, or if such a default has occurred, specifying each such default known to such officer and the nature and status thereof.

     (d) The Servicer agrees to provide all other notices and reports as required under this Agreement including those required by Section 5.04.

     (e) The Servicer agrees to maintain copies of all reports and certificates prepared or received by it pursuant to the terms of this Agreement.

     Section 4.09.  Annual Accountants' Reports.  On or before the 90th day
                    ---------------------------
after the end of the fiscal year of the Servicer which ends in 1996, and each fiscal year thereafter, the Servicer shall deliver to the Trustee a separate report, prepared by a Specified Accounting Firm, stating that (i) they have examined the balance sheet of the Servicer as of the last day of such fiscal year and the related statements of operations, retained earnings and cash flows for such fiscal year and have issued an opinion thereon, specifying the date thereof, (ii) they have also examined such documents and records relating to the servicing of the Loans by the Servicer as set forth in Schedule III, (iii) their examination as described under clauses (i) and (ii) above was made in accordance with GAAS and accordingly included such tests of the accounting records and such other auditing procedures as they considered necessary in the circumstances, and (iv) their examinations described under clauses (i) and (ii) above disclosed no exceptions which, in their opinion, were material, relating to the servicing of the Loans, or, if any such exceptions disclosed thereby were material, setting forth such exceptions.

     Section 4.10.  Rights of the Servicing Advisor and the Trustee in Respect
                    ----------------------------------------------------------
of the Servicer.  The Servicer shall afford, at the Servicer's expense (except
---------------
in the case of the Certificateholders, in which case any expenses shall be paid by such Certificateholders), the Servicing Advisor, the Trustee and any Certificateholders, upon reasonable notice, during normal business hours access to all records maintained by the Servicer in respect of its rights and obligations hereunder and reasonable access to officers of the Servicer responsible for such obligations. Subject to Section 8.04, the Trustee or the Servicing Advisor may, but is not obligated to, enforce the obligations of the Servicer (whether in its capacity as Servicer, Authenticating Agent, Paying Agent or Transfer Agent and Certificate Registrar) hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder without hiring a replacement Servicer or exercise the rights of the Servicer hereunder; provided that the Servicer shall not be
                                  --------
relieved of any of its obligations hereunder by virtue of such performance by the Trustee, the Servicing Advisor or any designee. To the extent that the Servicing Advisor or the Trustee performs any such obligation of the Servicer, the cost of performing such obligation shall be deducted from the Servicer Fee and paid to the Servicing Advisor or the Trustee, as applicable. The Trustee and the Servicing Advisor shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer under this Agreement or otherwise.

     Section 4.11.  Tax Reporting Obligations.  The Servicer shall maintain the
                    -------------------------
books and records of the Trust. The Servicer shall prepare or cause to be prepared by a Specified Accounting Firm and, to the extent required by law, the Trustee shall sign, the applicable federal, state or local information returns of the Trust and all applicable statements or schedules thereto, including statements of Certificateholders' pro rata shares of the items of income and deduction of the Trust, and the Servicer shall file on behalf of the Trust with the Internal Revenue Service or applicable state or local authorities and furnish to Certificateholders such information returns, statements and schedules at the time and in the manner required by the Code or applicable state or local ordinance. The Servicer shall comply with the information reporting requirements of Section of the Code with respect to foreclosures on or abandonments of real property forming a part of any Loan Collateral.

                                   ARTICLE V

                      COLLECTION ACCOUNT; RESERVE ACCOUNT
                          DISTRIBUTIONS IN RESPECT OF
                      CERTIFICATES; STATEMENTS AND REPORTS

     Section 5.01.  Establishment of Collection Account.  The Servicer shall
                    -----------------------------------
establish and maintain or cause to be established and maintained, in trust for the benefit of the Certificateholders and in the name of the Trustee, on behalf of the Trust, an Eligible Account (the "Collection Account"), bearing a
                                        ------------------
designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trustee, for the benefit of the Certificateholders, shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof; provided, however, that the Trustee hereby authorizes the Servicer and the
--------  -------
Paying Agent to make deposits into and withdrawals from the Collection Account in accordance with the terms of this Agreement, but in any event subject to the operation of the next to last paragraph of Section 8.01. If, at any time, the Collection Account ceases to be an Eligible Account, the Servicer shall within ten Business Days establish a new Collection Account meeting the conditions specified above as an Eligible Account, transfer any cash and/or any proceeds from investments to such new Collection Account and from the date such new Collection Account is established, it shall be the "Collection Account". The Servicer shall promptly give notice in writing to the Trustee, the Paying Agent, the Class A Certificateholders, and D&P of the location of the Collection Account and of any change thereof.

     The Servicer shall deposit all Loan Payments, Condemnation Proceeds and Net Liquidation Proceeds into the Collection Account promptly but in any event not later than the Business Day next succeeding the date of receipt thereof. The Servicer shall keep a record of all amounts so deposited. All Insurance Proceeds received by the Servicer shall be deposited by the Servicer into a segregated account, which shall be an Eligible Account, not later than the Business Day next succeeding the date of receipt thereof, and held therein until disbursed in accordance with the instructions of the Servicing Advisor pursuant to Section 3.02(g)(ii) hereof. The Servicer shall keep a record of all amounts so deposited. Insurance Proceeds shall be invested by the Servicer at the direction of the Servicing Advisor in Eligible Investments. All interest and other earnings (net of losses and investment expenses) on Insurance Proceeds shall be deposited in the Collection Account upon the disbursement of such Insurance Proceeds and shall be paid to the related Borrower, if such Insurance Proceeds are to be applied to repair or restoration of the related Loan Collateral, or applied in connection with the prepayment of the related Loans, if such Insurance Proceeds are to be applied as a Prepayment. Funds on deposit in the Collection Account (other than amounts deposited therein from the Reserve Account pursuant to Section 5.02) shall be invested by the Servicer solely in Eligible Investments as directed by the Servicing Advisor. All such Eligible Investments shall be held by the Servicer for the benefit of the Certificateholders. Funds on deposit in the Collection Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the Distribution Date following such Collection Period and no Eligible Investment shall be disposed of prior to its maturity. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be included in the Available Distribution Amount for such Distribution Date.

     Section 5.02.  The Reserve Account.
                    -------------------

     (a) The Servicer shall establish and maintain or cause to be established and maintained, in trust for the benefit of Certificateholders and in the name of the Trustee, on behalf of the Trust, an Eligible Account (the "Reserve
                                                                  -------
Account"), bearing a designation clearly indicating that the funds deposited
-------
therein are held for the benefit of the Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof; provided, however, that the
                                                    --------  -------
Trustee hereby authorizes the Servicer and the Paying Agent to make deposits into and withdrawals from the Reserve Account in accordance with the terms of this Agreement, but in any event subject to the operation of the next to last paragraph of Section 8.01. If, at any time, the Reserve Account ceases to be an Eligible Account, the Servicer shall within ten Business Days establish a new Reserve Account meeting the conditions specified above as an Eligible Account, transfer any cash and/or any investments to such new Reserve Account and from the date such new Reserve Account is established, it shall be the "Reserve Account". The Servicer shall give notice in writing to the Trustee, the Paying Agent, the Class A Certificateholders, and D&P of the location of the Reserve Account and of any change thereof. On the Closing Date, the Trustee will deposit into the Reserve Account from the proceeds of the sale of the Class A Certificates $560,363 (the "Initial Deposit"). The Initial Deposit shall be
                            ---------------
deemed to have been contributed by each Class B Certificateholder to its respective Holder Reserve Account (as defined below) out of the proceeds of Related Loans in the proportion that the initial principal amount each such Class B Certificateholder's Related Loans bears to the aggregate principal balance of the Loans. The Servicer shall calculate the respective amounts of such deemed contributions and furnish such calculations to the Trustee.

     The Servicer will create one sub-account of the Reserve Account corresponding to each Class B Certificateholder (each, a "Holder Reserve
                                                          --------------
Account") for the purpose of allocating amounts contributed to the Reserve Account from each Class B Certificateholder's portion of the Initial Deposit and from distributions pursuant to Section 5.03(b)(iv)(G) and allocating withdrawals from the Reserve Account. In the event of a transfer of any portion of a Class B Certificate pursuant to Section 6.02(d) hereof to a Person other than another Class B Certificateholder, the Servicer shall establish a Holder Reserve Account in the name of the transferee of such Class B Certificate or portion thereof. The Servicer shall withdraw from the Holder Reserve Account of the transferring Class B Certificateholder and deposit into such new Holder Reserve Account (or, if the transferee is another Class B Certificateholder, such Class B Certificateholder's Holder Reserve Account) an amount equal to the product of
(i) the percentage equivalent of a fraction the numerator of which is equal to the principal amount of the Class B Certificate or portion thereof so transferred and the denominator of which is the Class B Certificate Principal Balance of such Class B Certificate and (ii) the amount on deposit in the transferring Class B Certificateholder's Holder Reserve Account. The Servicer will maintain accounting records with respect to withdrawals from and deposits to each Holder Reserve Account. On the Closing Date, the Servicer shall credit a portion of the Initial Deposit to each Holder Reserve Account in accordance with the Servicer's calculations performed pursuant to the preceding paragraph.

     (b) Funds on deposit in the Reserve Account (other than investment earnings) shall be invested by the Servicer solely in Eligible Investments as directed by the Servicing Advisor. All such Eligible Investments shall be held by the Servicer for the benefit of the Certificateholders. All such funds shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the following Distribution Date, and no Eligible Investment shall be disposed of prior to maturity. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Reserve Account shall be credited to each Holder Reserve Account, pro rata, based on the amount on deposit in each Holder Reserve Account. The amount of reinvestment income with respect to each Class B Certificateholder's Holder Reserve Account shall be allocated to such Class B Certificateholder for income tax purposes.

     (c) (i) On each Determination Date, the Servicer shall determine the amount, if any, by which the Class A Interest Distribution Amount for the related Distribution Date exceeds the Available Distribution Amount (any such excess, a "Reserve Account Interest Withdrawal Amount"). If a Reserve Account
           ------------------------------------------
Interest Withdrawal Amount exists for such Distribution Date, on or prior to the Business Day preceding such Distribution Date, the Servicer shall withdraw from the Reserve Account in accordance with paragraph (d)(i) below an amount equal to the lesser of such Reserve Account Interest Withdrawal Amount and the amount then on deposit in the Reserve Account and withdraw such amount from the Reserve Account and deposit such amount into the Collection Account.

          (ii) On each Determination Date, the Servicer shall determine the excess, if any, of the Class A Shortfall Amount over the Reserve Account Interest Withdrawal Amount for the related Distribution Date (such excess, if any, a "Reserve Account Principal Withdrawal Amount"). If a Reserve Account
        -------------------------------------------
Principal Withdrawal Amount exists for such Distribution Date, on or prior to the Business Day preceding such Distribution Date, the Servicer shall withdraw from the Reserve Account in accordance with paragraph (d)(ii) below an amount equal to the lesser of such Reserve Account Principal Withdrawal Amount and the amount then on deposit in the Reserve Account (after giving effect to any withdrawals in respect of a Reserve Account Interest Withdrawal Amount with respect to such Distribution Date) and deposit such amount into the Collection Account.

     (d) (i) Withdrawals from the Reserve Account in respect of a Reserve Account Interest Withdrawal Amount will be made by the Servicer as follows: first, from the Holder Reserve Accounts of Class B Certificateholders for which
-----
a Related Loss Amount in respect of interest and/or X Prepayment Amount, pro rata, based on such amounts (provided that the amount so withdrawn from any such Holder Reserve Account on any date will not exceed the interest and/or X Prepayment Amount portion of the Related Loss Amount of the related Class B Certificateholder with respect to such date); second, from the Holder Reserve
                                              ------
Accounts of Class B Certificateholders for which a Related Delinquency Amount exists, pro rata, based on such Related Delinquency Amounts (provided that the amount so withdrawn from any such Holder Reserve Account on any date will not exceed the Related Delinquency Amount of the related Class B Certificateholder as of the preceding Determination Date);

and third, from the Holder Reserve Accounts of all Class B Certificateholders,
    -----
pro rata, based on the Percentage Interests of such Class B Certificateholders.

          (ii) Withdrawals from the Reserve Account in respect of a Reserve Account Principal Withdrawal Amount will be made by the Servicer as follows: first, from the Holder Reserve Accounts of Class B Certificateholders for which
-----
a Related Loss Amount in respect of principal exists, pro rata, based on such portions (provided that the amount so withdrawn from any such Holder Reserve Account on any date will not exceed the principal portion of the Related Loss Amount of the related Class B Certificateholder with respect to such date); second, from the Holder Reserve Accounts of Class B Certificateholders for which
------
a Related Delinquency Amount exists, pro rata, based on such Related Delinquency Amounts (provided that the amount so withdrawn from a Holder Reserve Account on any date will not exceed the Related Delinquency Amount of the related Class B Certificateholder as of the preceding Determination Date reduced by simultaneous withdrawals in respect of Reserve Account Interest Withdrawal Amounts and Reserve Account Principal Withdrawal Amounts attributable to such Class B Certificateholder's Related Loans); and third, from the Holder Reserve Accounts
                                        -----
of all Class B Certificateholders, pro rata, based on the Percentage Interests of such Class B Certificateholders.

     (e) Deposits to the Reserve Account pursuant to Section 5.03(b)(iv)(G) shall be allocated among the Holder Reserve Accounts by the Servicer as follows: first, to the Holder Reserve Accounts of each Non-Defaulting Class B
-----
Certificateholder, up to the Holder Reserve Account Maximum for each such Holder Reserve Account, pro rata, based on the respective Class B Certificateholders' Percentage Interests; second, to the Holder Reserve Accounts of each Defaulting
                      ------
Class B Certificateholder, up to the amount of the Holder Reserve Account Reimbursement Amount for each such Defaulting Class B Certificateholder, pro rata, based on such Holder Reserve Account Reimbursement Amounts; and third, to
                                                                      -----
the Holder Reserve Accounts for each Defaulting Class B Certificateholder, up to each Class B Certificateholder's Percentage Interest of the Reserve Account Required Amount, pro rata, based on the Percentage Interests of such Class B Certificateholders.

     (f) (i) On each Distribution Date on which the amount on deposit in the Reserve Account exceeds the Reserve Account Required Amount for such Distribution Date (after giving effect to any deposits to and withdrawals from the Reserve Account (other than withdrawals pursuant to this paragraph (i)) to be made on such Distribution Date), the Servicer shall withdraw from the Reserve Account the amount of such excess. Such withdrawals shall be made by the Servicer as follows: first, from the Holder Reserve Accounts of each Non-
                     -----
Defaulting Class B Certificateholder, up to the Holder Reserve Account Reimbursement Amount for each such Class B Certificateholder, pro rata, based on such Holder Reserve Account Reimbursement Amounts; and second, from each Holder
                                                       ------
Reserve Account based on the amount on deposit in such Holder Reserve Accounts. Each such withdrawal shall be paid by the Servicer as follows: first, to the
                                                               -----
applicable parties for any amounts due pursuant to Sections 5.03(b)(iv)(H) through 5.03(b)(iv)(O), inclusive, on any prior Distribution Date that have not been previously paid, or due on such Distribution Date for which funds on deposit in the Collection Account when distributed pursuant to Section 5.03(b)(iv) are insufficient to satisfy in full on such Distribution Date, in the order of priority as set forth in such Sections; and second, to the Class B
                                                         ------
Certificateholders relating to the Holder Reserve Accounts from which such withdrawals were made, pro rata.

          (ii) On each Distribution Date on which a Class B Certificate is deemed purchased by Class B Certificateholders pursuant to Section 5.05 hereof, the Servicer shall withdraw from the Holder Reserve Account of the Class B Certificateholder holding the Class B Certificate or portion thereof deemed purchased, and pay to such Class B Certificateholder, an amount equal to the product of (i) the percentage equivalent of a fraction the numerator of which is the aggregate principal amount of the Class B Certificate or portion thereof so purchased and the denominator of which is the Class B Certificate Principal Balance of such Class B Certificate and (ii) the amount on deposit in such Class B Certificateholder's Holder Reserve Account.

          (iii) On the Final Distribution Date, the Servicer shall withdraw from each Holder Reserve Account the amount on deposit in such account (after giving effect to all deposits to and withdrawals from such account to be made on such date) and pay such amount to the related Class B Certificateholder.

     (g) Any Class B Certificateholder shall have the right to contest the calculation of the amount of deposits to or withdrawal from its Holder Reserve Account pursuant to this Section 5.02 by delivering to the Servicer written notice of its objection to such calculation within two Business Days of its receipt of a Servicer Certificate. As soon as practicable after receipt thereof, the Servicer shall forward a copy of the notice to the Servicing Advisor, the Trustee and the Certificateholders. The Servicer will respond to such objection within one Business Day following its receipt thereof and notify the objecting Class B Certificateholder of such response and will, as soon as practicable, notify the Servicing Advisor, the Trustee and the Certificateholders of such response. Any dispute with respect to amounts allocated to or withdrawn from a Holder Reserve Account will be resolved in accordance with Section 11.08 hereof. Neither the allocation of a deposit to or withdrawal from the Reserve Account nor the failure by the Class B Certificateholders to make a timely objection shall be deemed a waiver by the Class B Certificateholder of any rights to contest such allocation.

     Section 5.03.  Class A Shortfall Amounts Distributions.
                    ---------------------------------------

     (a) On each Determination Date, the Servicer shall determine whether a Class A Shortfall Amount exists with respect to the following Distribution Date.

     (b) On each Distribution Date, the Paying Agent shall withdraw from the Collection Account and apply, in the following priority, an amount equal to:

          (i) the Trustee Fee and any Trustee Expenses, and pay such amounts to the Trustee;

          (ii) the Servicer Fee, and pay such amount to the Servicer;

          (iii) so long as Atherton or any Affiliate thereof is not the Servicing Advisor, the Servicing Advisor Fee, and pay such amount to the Servicing Advisor;

          (iv) the Available Distribution Amount and any amount withdrawn from the Reserve Account and deposited in the Collection Account with respect to such Distribution Date pursuant to Section 5.02(c)(ii) or Section 5.02(c)(iii), and apply such amounts in the following order of priority:

               (A) first, to the Class A Certificateholders, the Class A
                   -----
     Interest Distribution Amount, minus, after the Aggregate Certificate Principal Balance of the Class B Certificates has been reduced to zero, the interest portion of any Realized Losses allocable to the Class A Certificates on such Distribution Date pursuant to Section 5.06;

               (B) second, to the Class A Certificateholders, the Class A
                   ------
     Principal Distribution Amount, minus, after the Aggregate Certificate Principal Balance of the Class B Certificates has been reduced to zero, the principal portion of any Realized Losses allocable to the Class A Certificates on such Distribution Date pursuant to Section 5.06;

               (C) third, so long as the Servicing Advisor is Atherton or an
                   -----
     Affiliate thereof, to the Servicing Advisor, an amount equal to the Servicing Advisor Fee;

               (D) fourth, to the Class A Certificateholders, to the extent of
                   ------
     any reduction in the Class A Principal Balance attributable to Realized Losses allocated to the Class A Certificates on prior Distribution Dates pursuant to Section 5.06, to the extent not previously reimbursed pursuant to this clause, together with interest thereon at a rate per annum equal to 9.07% from and including the respective date of allocation to but excluding such Distribution Date;

               (E) fifth, an amount equal to the Subordinated Advisory Fee, in
                   -----
     the following order of priority;

                    (1) first, to the Class A Certificateholders, the related
                        -----
          Class A Certificateholder Expenses, if any;

                    (2) second, to the Class A Certificateholders, any X
                        ------
          Prepayment Amount due with respect to the preceding Collection Period;

                    (3) third, the balance to Atherton, up to an amount equal
                        -----
          to the Subordinated Advisory Fee;

               (F) sixth, an amount equal to the Class B Interest Distribution
                   -----
     Amount (less the aggregate amount by which a distribution to Class B Certificateholders will be reduced pursuant to Sections 5.03(c)(i) and 5.06 and/or Section 5.03(c)(iii));

                    (1) first, to the Class A Certificateholders, an amount
                        -----
          equal to the related Class A Certificateholder Expenses, if any, over the amount applied pursuant to Section 5.03(b)(iv)(E)(1);

                    (2) second, to the Class A Certificateholders, an amount
                        ------
          equal to the X Prepayment Amount due with respect to the preceding Collection Period, over the amount applied pursuant to Section 5.03(b)(iv)(E)(2);

                    (3) third, to Atherton, an amount equal to the Subordinated
                        -----
          Advisory Fee over the amount applied pursuant to Section 5.03(b)(iv)(E)(3);

                    (4) fourth, the balance to the Class B Certificateholders,
                        ------
          up to an amount equal to the Class B Interest Distribution Amount (less the aggregate amount by which a distribution to Class B Certificateholders will be reduced pursuant to Sections 5.03(c)(i) and
          5.06 and/or Section 5.03(c)(iii));

               (G) seventh, to the Reserve Account, until the amount on deposit
                   -------
     therein is equal to the sum of the Reserve Account Required Amount (determined after giving effect to any withdrawals to be made therefrom pursuant to Section 5.02(f)(ii)) and the aggregate Holder Reserve Account Reimbursement Amounts existing on such date;

               (H) eighth, to the Class A Certificateholders, an amount equal
                   ------
     to the excess of the related Class A Certificateholder Expenses, if any, over the sum of the amounts applied pursuant to Sections 5.03(b)(iv)(E)(1) and 5.03(b)(iv)(F)(1);

               (I) ninth, to the Class A Certificateholders, an amount equal to
                   -----
     the excess of the X Prepayment Amount due with respect to the preceding Collection Period over the sum of the amounts applied pursuant to Sections 5.03(b)(iv)(E)(2) and 5.03(b)(iv)(F)(2);

               (J) tenth, to Atherton, an amount equal to the excess of the
                   -----
     Subordinated Advisory Fee over the sum of the amounts applied pursuant to Sections 5.03(b)(iv)(E)(3) and 5.03(b)(iv)(F)(3);

               (K) eleventh, to the Class B Certificateholders, an amount
                   --------
     equal to the excess of the Class B Interest Distribution Amount (less the aggregate amount by which a distribution to Class B Certificateholders will be reduced pursuant to Sections 5.03(c)(i) and 5.06 and/or Section 5.03(c)(iii)) over the amount applied pursuant to Section
     5.03(b)(iv)(F)(4);

               (L) twelfth, to Atherton, any Y Prepayment Amount due with
                   -------
     respect to the preceding Collection Period;

               (M) thirteenth, any Servicer Indemnification Payments and/or
                   ----------
     Trustee Indemnification Payments, and pay such amounts to the Servicer and the Trustee, as applicable, pro rata, based on the amounts of such payments;

               (N) fourteenth, to the Trustee, any Extraordinary Trustee
                   ----------
     Expenses;

               (O) fifteenth, to the Servicing Advisor, any Servicing Advisor
                   ---------
     Indemnification Payments;

               (P) sixteenth, to each Class B Certificateholder, the amount of
                   ---------
     any withdrawals from such Certificateholder's Holder Reserve Account pursuant to Section 5.02(f) and not paid to such Certificateholder, pro rata based on such unpaid amounts;

               (Q) seventeenth, to the Class B Certificateholders, the Class B
                   -----------
     Principal Distribution Amount and any Defaulted Loan Interest due with respect to the preceding Collection Period (less the aggregate amount by which distributions to Class B Certificateholders will be reduced pursuant to Sections 5.03(c)(ii) and 5.06 and/or Section 5.03(c)(iii));

               (R) eighteenth, to the extent of any reinvestment income earned
                   ----------
     on funds on deposit in the Collection Account, to the Class B Certificateholders as a subordination fee;

               (S) nineteenth, to the Class B Certificateholders, to the
                   ----------
     extent of any reduction in the Aggregate Class B Certificate Principal Balance attributable to Realized Losses allocated to the Class B Certificates on prior Distribution Dates, to the extent not previously reimbursed pursuant to this clause, together with interest thereon at the Class B Pass-Through Rate from and including the date of allocation to but excluding such Distribution Date; and

               (T) twentieth, to the Class A Certificateholders and the Class B
                   ---------
     Certificateholders, based on the Class A Percentage and the Class B Percentage, respectively.

     (c) Distributions to the Certificateholders of any Class pursuant to paragraph (b) above will be made pro rata among such Certificateholders based upon such Certificateholders' Percentage Interests; provided that distributions
                                                    --------
to Class B Certificateholders will be subject to the following rules of application:

          (i) Distributions otherwise required to be made to a Class B Certificateholder pursuant to Sections 5.03(b)(iv)(F)(4) and 5.03(b)(iv)(K) will be reduced on each Distribution Date until there shall have been deducted from such distributions an aggregate amount equal to the sum of (a) the aggregate amount of Delinquent Interest Payments in respect of such Class B Certificateholder's Related Loans which have not been paid by such Class B Certificateholder and (b) if any of such Class B Certificateholder's Related Loans are Liquidated Loans, the aggregate amount of the excess, if any, of accrued and unpaid interest and the X Prepayment Amount and Y Prepayment Amount due in respect of each such Liquidated Loan over the amount of Net Liquidation Proceeds applied to interest in respect of such Liquidated Loan.

          (ii) Distributions otherwise required to be made to a Class B Certificateholder pursuant to Section 5.03(b)(iv)(Q) will be reduced on each Distribution Date until there shall have been deducted from such distributions an aggregate amount equal to the sum of (a) the aggregate amount of Delinquent Principal Payments in respect of such Class B Certificateholder's Related Loans which have not been paid by such Class B Certificateholder and (b) if any of such Class B Certificateholder's Related Loans are Liquidated Loans, an aggregate amount equal to the excess, if any, of the amount referred to in clause (b)(i)(B)(3) of the definition of Class A Principal Distribution Amount over the portion of Net Liquidation Proceeds applied to principal in respect of each such Liquidated Loan.

          (iii) Distributions otherwise required to be made to a Class B Certificateholder with respect to which Class A Certificateholder Expenses and/or Indemnification Payments have been incurred will be reduced on each Distribution Date until there shall have been deducted from such distributions an aggregate amount equal to such Class A Certificateholder Expenses and/or Indemnification Payments. Such reductions will first be allocated to a reduction of distributions pursuant to Sections 5.03(b)(iv)(F) and 5.03(b)(iv)(K) otherwise payable to such Class B Certificateholders and then to a reduction of distributions pursuant to Section 5.03(b)(iv)(Q) otherwise payable to such Class B Certificateholders.

          (iv) On each Distribution Date with respect to which payments have been received in respect of Delinquent Interest Payments and/or Delinquent Principal Payments, to the extent the amount to be distributed pursuant to Sections 5.03(b)(iv)(4)(F) and 5.03(b)(iv)(K) or Section 5.03(b)(iv)(Q) includes all or a portion of such payments, an amount equal to such payments will be distributed as among the Class B Certificates on such Distribution Date in the following order of priority: first, to each Class B Certificateholder (other
                             -----
than the Class B Certificateholder responsible for such Delinquent Interest Payments or Delinquent Principal Payment) in an amount equal to the reductions in distributions to such Class B Certificateholders on prior Distribution Dates attributable to such Delinquent Interest Payments and Delinquent Principal Payments, pro rata, based on the amount of such reductions; second, to each of
                                                            ------
such Class B Certificateholders in an amount equal to the reductions in distributions to such Class B Certificateholder which would have been allocated to the Class B Certificateholder responsible for such Delinquent Interest Payments and Delinquent Principal Payments (in respect of other Loans as to which there were Delinquent Interest Payments or Delinquent Principal Payments or Realized Losses) if such payments had not been delinquent, pro rata, based on the amount of such reductions; and third, to the Class B Certificateholder on
                                   -----
whose behalf such payments were made.

          (v) On each Distribution Date following a Collection Period in respect of which Defaulted Loan Interest accrued on any Loan, any Defaulted Loan Interest actually received and included in the amounts distributable to Class B Certificateholders pursuant to Section 5.03(b)(iv)(Q) will be distributed as among the Class B Certificateholders on such Distribution Date in the following order of priority: first, to each Class B Certificateholder, other than the
                   -----
Class B Certificateholder as to which such Loan is or was a Related Loan and other than any Class B Certificateholder as to which any other Loan is a Defaulted Loan, up to an amount equal to the product of such Class B Certificateholder's Percentage Interest and the amount of Defaulted Loan Interest so accrued on such Loan in respect of such Collection Period, pro rata, among such Class B Certificateholders according to such amounts; second, to each
                                                                 ------
Class B Certificateholder as to which any other Loan is a Defaulted Loan, other than the Class B Certificateholder as to which the Loan on which such Defaulted Loan Interest accrued is a Related Loan, up to an amount equal to the product of such Class B Certificateholder's Percentage Interest and the amount of Defaulted Loan Interest accrued on such Loan in respect of such Collection Period, pro rata, among such Class B Certificateholders according to such amounts; third, to each Class B Certificateholder described in the preceding clause first, up to an
                                                            -----
amount equal to any Realized Losses on such Loan (as to which Defaulted Loan Interest accrued) theretofore allocated to such Class B Certificateholder which has not previously been reimbursed to such Class B Certificateholder pursuant to the terms of this Agreement, pro rata, among such Class B Certificateholders according to their respective amounts of such Realized Losses; fourth, to each
                                                               ------
Class B Certificateholder described in the preceding clause second, up to an
                                                            ------
amount equal to any Realized Losses on such Loan (as to which Defaulted Loan Interest accrued) theretofore allocated to such Class B Certificateholder which has not previously been reimbursed to such Class B Certificateholder pursuant to the terms of this Agreement, pro rata, among such Class B Certificateholders according to their respective amounts of such Realized Losses; and fifth, to the
                                                                   -----
Class B Certificateholder as to which such Loan (as to which Defaulted Loan Interest accrued) is a Related Loan, any remainder of such Defaulted Loan Interest actually received.

          (vi) On each Distribution Date with respect to which recoveries are received in respect of a Realized Loss on a Liquidated Loan, distributions pursuant to Section 5.03(b)(iv)(S) will be distributed on such Distribution Date in the following order of priority: first, to each Class B Certificateholder
                                    -----
(other than the Class B Certificateholder with respect to which the Liquidated Loan was a Related Loan) in an amount equal to the reductions in distributions to such Class B Certificateholder attributable to such Realized Loss, pro rata, based on the amount of such reductions; second, to each of such Class B
                                        ------
Certificateholders in an amount equal to the reductions in distributions to such Class B Certificateholder which would have been allocated to the Class B Certificateholder with respect to which the related Liquidated Loan was a Related Loan (in respect of other Loans as to which there were Delinquent Interest Payments or Delinquent Principal Payments or Realized Losses) had such Related Loan not been a Liquidated Loan, pro rata, based on the amount of such reductions; and third, to the Class B Certificateholder with respect to which
                -----
the related Liquidated Loan was a Related Loan.

          (vii) The amount, if any, distributable to Class B Certificateholders on any Distribution Date pursuant to Section 5.03(b)(iv)(R) shall be distributed as among the Class B Certificateholders on such Distribution Date in the following priority: first, to each Class B Certificateholder, other than any
                    -----
Class B Certificateholder with respect to which any Defaulted Loan is a Related Loan, up to an amount equal to the product of such Class B Certificateholder's Percentage Interest and the aggregate amount distributable pursuant to such Section, pro rata, among such Class B Certificateholders according to such amounts; second, to each Class B Certificateholder described in the preceding
         ------
clause first, up to an amount equal to any Realized Losses theretofore allocated to such Class B Certificateholder on any Loan that is then a Defaulted Loan which have not previously been reimbursed to such Class B Certificateholder pursuant to the terms of this Agreement, pro rata, among such Class B Certificateholders according to such amounts; and third, to each Class B
                                                   -----
Certificateholder with respect to which any Defaulted Loan is a Related Loan, the remainder of the amount distributable pursuant to such Section.

          (viii) Notwithstanding anything in this Agreement to the contrary, in connection with the tender of all or a portion of a Class B Certificate pursuant to Section 5.05(b) or 5.05(c) hereof, the Paying Agent shall allocate (pursuant to the instructions of the Servicer) on each Distribution Date subsequent to the date of prepayment of the Loan on which the Prepayment Conditions are satisfied, in the case of Section 5.05(b), and on each Distribution Date following the date of prepayment of the Related Loan, in the case of Section 5.05(c), all amounts available to be distributed in respect of principal on the Class B Certificates pursuant to Section 5.03(b)(iv)(Q) to any Tendering Holder until such Tendering Holder has received an amount equal to the Cash Tender Amount with respect to such Loan in order to effectuate the purchase of such Tendering Holder's Class B Certificate or portion thereof. In the event that on any Distribution Date there is more than one such Tendering Holder, amounts distributable pursuant to this clause (c)(viii) will be allocated among such Certificateholders, pro rata, based upon the Cash Tender Amounts of the Loans of such Tendering Holders.

          (ix) The distribution to Class B Certificateholders to be made on the Final Distribution Date pursuant to Section 5.03(b)(iv)(Q) will be reduced by an amount necessary to cover the reasonable expenses to be incurred in connection with the filing of the final tax returns of the Trust.

     (d) Notwithstanding any provision to the contrary in this Agreement or the Class A Certificates, the Paying Agent will pay, in immediately available funds (using its best efforts to pay by 1:00 P.M. New York City time) on the date payment is due, to the extent amounts are available therefor, all amounts payable to the Holders of Class A Certificates (without the necessity for any presentation or surrender thereof or any notation of such payment thereon) in the manner and at the address for such purpose specified below the name of the Holder in Schedule I to the Class A Purchase Agreement, or at any other address as such Class A Certificateholder may from time to time direct the Paying Agent in writing. Payments to Class B Certificateholders will be made by check mailed to the address of such Holder as reflected on the Certificate Register, or upon written request made to the Paying Agent at least five Business Days prior to the related Distribution Date, by wire transfer of immediately available funds to an account designated by the Holder. Each Holder of a Class A Certificate agrees that, as promptly as practicable after the payment or prepayment in whole of any Certificate held by such Holder or its nominee and receipt by it of a written request from the Transfer Agent and Certificate Registrar to surrender such Certificate to the Transfer Agent and Certificate Registrar for cancellation, each such Holder will surrender such Class A Certificate at the office of the Transfer Agent and Certificate Registrar maintained at the address set forth in Section 11.04 hereof. Notwithstanding the foregoing, payments on the Class B Certificates on the Final Distribution Date shall be made only in accordance with Article X. Each Holder of a Certificate agrees that if it sells, assigns or transfers any Certificate, it will, prior to any such sale, assignment or transfer, make a proper notation thereon of the amount of principal paid thereon as of the date of such sale, assignment or transfer.

     Section 5.04.  Statements and Reports of Paying Agent and Servicer.
                    ---------------------------------------------------

     (a) On each Distribution Date the Paying Agent will forward to each Certificateholder at the address set forth for such Certificateholder in the Certificate Register (or as otherwise provided for by a Class A
Certificateholder) a copy of the Servicer Certificate with respect to such Distribution Date.

     (b) As soon as practicable after the receipt thereof from the Servicer, the Paying Agent will mail to each Certificateholder the applicable statement prepared by the Servicer pursuant to Section 4.08(b) hereof.

     (c) On each Distribution Date, the Paying Agent shall deliver to the Servicing Advisor, the Trustee, the Servicer and to each Certificateholder a certificate of a Responsible Officer setting forth:

          (i) the amount on deposit in the Collection Account on the preceding Distribution Date (after giving effect to all withdrawals from and deposits to the Collection Account on such date);

          (ii) the amount of investment income expected to be earned on funds on deposit in the Collection Account during the period from the preceding Distribution Date (or the Closing Date, in the case of the first Determination
Date) and ending the day preceding the Distribution Date for which such certificate is being delivered;

          (iii) the aggregate amount on deposit in the Reserve Account on the preceding Distribution Date (or the Closing Date, in the case of the first Distribution Date) and on the day preceding the Distribution Date for which such certificate is being delivered and the amount on deposit in each Holder Reserve Account on such dates (in each case after giving effect to all withdrawals from and deposits to such accounts on such date);

          (iv) the amount of reinvestment income expected to be earned on amounts on deposit in the Reserve Account since the preceding Distribution Date (or the Closing Date, in the case of the first Determination Date) and the amount of such reinvestment income allocable to each Holder Reserve Account pursuant to Section 5.02(b); and

          (v) the Trustee Fee and any Trustee Expenses and Trustee Indemnification Payments with respect to the Distribution Date for which such certificate is being delivered.

     (d) (i) Upon receipt of a notice from the Servicing Advisor that the Review Panel has proposed any action pursuant to Section 3.02(c) hereof, the Servicer shall forward to the Class A Certificateholders a copy of the form of notification attached to the Servicing Advisor's notice at the addresses set forth for such Certificateholders in the Certificate Register. In the event that the Holders of Class A Certificates evidencing not less than a majority of the Aggregate Certificate Principal Balance evidenced by the Class A Certificates do not object to such action by written notice within 20 days of written confirmation by the Trustee that the Class A Certificateholders have received such notification, the Class A Certificateholders will be deemed to have approved such action.

          (ii) Upon receipt of a notice from the Servicing Advisor that a Substitution is proposed pursuant to Section 3.11(a) of the Related Loan Agreement, the Servicer will forward to the Class A Certificateholders a copy of the form of notification attached to the Servicing Advisor's notice at the addresses set forth for such Holders in the Certificate Register. No such Substitution will be permitted unless (a) the Trustee has reasonably determined that all conditions precedent to such Substitution, as set forth in the related Loan Agreement, have been satisfied, (b) the Required Holders (without giving effect to the Class B Certificates held by the Borrower subject of such Substitution) give notice to the Trustee and the Servicer of their approval of such Substitution within 30 days of the mailing by the Servicer of such notice, which approval shall not be unreasonably withheld, and (c) the Trust has received an opinion of counsel reasonably satisfactory to the Servicing Advisor and the Required

Holders and upon which the Servicer, the Certificateholders, and the Trustee may rely to the effect that such Substitution will not adversely affect the status of the Trust as a fixed investment trust (taxable as a grantor trust) for federal, state or local income tax purposes. Any such opinion shall be an expense of the Borrower requesting such Substitution and shall not be an expense of the Trustee, the Servicing Advisor, the Servicer or the Trust.

          (iii) Upon receipt of a notice from the Servicing Advisor that a Borrower proposes to transfer any Loan Collateral pursuant to Section 3.02(e) hereof, the Servicer will forward to the Class A Certificateholders a copy of the form of notification attached to the Servicing Advisor's notice at the addresses set forth for such Certificateholders in the Certificate Register (without giving effect to the Class B Certificates held by the Borrower proposing such transfer). Such transfer shall not be permitted unless (a) the Trustee has reasonably determined that all conditions precedent to such transfer, as set forth in the related Loan Agreement, have been satisfied and
(b) the Required Holders give notice to the Trustee and the Servicer of their approval of such transferee within 20 days of the mailing by the Servicer of such notice.

     (e) The Servicer shall, as soon as practicable after receipt thereof, notify the Certificateholders of any notice received from the Servicing Advisor pursuant to Section 3.02(a) hereof of any Loans which have become
Underperforming Loans or Significantly Underperforming Loans.

     Section 5.05.  Tender of Class B Certificates.
                    ------------------------------

     (a) In connection with a Prepayment in full of a Related Loan, a Class B Certificateholder may tender for exchange by the other Class B Certificateholders on the following Distribution Date all or a portion of its Class B Certificate having a principal balance equal to the Percentage Interest of the outstanding amount of the Related Loan being prepaid (such amount, the "Prepayment Amount") for credit against the amount required to be paid by such
 -----------------
Class B Certificateholder in connection with such Prepayment pursuant to the applicable Loan Agreement; provided that on the Loan Payment Date on which such Prepayment is to be made (a "Prepayment Date") the Servicing Advisor will have
                             ---------------
determined the following conditions (the "Prepayment Conditions") are satisfied:
                                          ---------------------

          (i) no Loan Event of Default described in Section VIII(a) of any Loan Agreement (other than such a Loan Event of Default in respect of the Loan being prepaid) has occurred and is continuing,

          (ii) no Loan Event of Default has occurred and is continuing in respect of any Related Loan of such Class B Certificateholder under the Loan Agreement to which such related Class B Certificateholder is a party (other than such a Loan Event of Default in respect of the Loan being prepaid),

          (iii) Loans (other than the Loan being prepaid) in respect of no more than 2 Stores are Underperforming Loans, and

          (iv) the average Debt Service Ratio for the twelve-month period ending on the last day of the calendar quarter immediately preceding the Prepayment Date, as determined by the Servicing Advisor, of all of the Stores weighted according to the outstanding principal amount of each Loan (other than the Loan being prepaid), is not less than 1.6; provided that, in determining such Debt
                                      -------- ----
Service Coverage Ratio for such twelve-month period, no more than three Stores shall be excluded from such determination of the Debt Service Coverage Ratio by reason of clause (a) of the definition thereof (in the event more than three Stores would be excluded by operation of said proviso, the three Stores that first suffered a casualty loss and were therefore excluded from the determination of the Debt Service Coverage Ratio by operation of said proviso shall be excluded from such determination for such twelve-month period).

     Any Borrower intending to tender its Class B Certificate pursuant to this paragraph (a) must comply with the provisions of Section 2.3 of the applicable Loan Agreement. On or prior to the applicable Prepayment Date, the Servicing Advisor will notify such Borrower and the Servicer and the Trustee whether the Prepayment Conditions are satisfied and the principal amount of the Class B Certificate to be tendered.

     (b) In the event a Class B Certificateholder does not tender all or a portion of its Class B Certificate as described in paragraph (a) above in connection with a Prepayment of a Related Loan (other than a Prepayment described in paragraph (c) below), on each subsequent Distribution Date on which the Prepayment Conditions are satisfied such Class B Certificateholder will be deemed to have tendered a portion of its Class B Certificate for purchase by the other Class B Certificateholders in an amount equal to the amount of principal distributed in respect of such Class B Certificate until such Certificateholder has received a principal amount equal to the related Cash Tender Amount.

     (c) In the event that Net Insurance Proceeds are applied to the prepayment of a Loan, on each Distribution Date following the Collection Period in which the Prepayment was made, the Class B Certificateholder with respect to which such Loan is a Related Loan will be deemed to have tendered a portion of its Class B Certificate for purchase by the other Class B Certificateholders in an amount equal to the amount of principal distributed in respect of such Class B Certificate until such Certificateholder has received a principal amount equal to the related Cash Tender Amount.

     (d) Any deemed tender of a Class B Certificate pursuant to Section 5.05(a) will be deemed to be an exchange of the Tendering Holder's interest in the Related Loans of each other Class B Certificateholder for such other Class B Certificateholder's interest in the Tendering Holder's Related Loans. Any deemed tender of a Class B Certificate pursuant to Section 5.05(b) or 5.05(c) shall be satisfied by the application of amounts distributable in respect of principal in respect of the Class B Certificates as described in Section 5.03(c)(viii). Notwithstanding such application, such distribution will be deemed to be a distribution of principal to all Class B Certificateholders, pro rata, based on the Percentage Interests of such Class B Certificateholders and a purchase by each non-tendering Class B Certificateholder of a principal amount of the Class B Certificate or portion thereof so tendered in a principal amount equal to such deemed distribution. Each non-tendering Class B Certificateholder will be deemed to have acquired an additional pro rata undivided interest in the Loans other than the Loan that was prepaid in an amount equal to the product of the amount of the Prepayment and a fraction, the numerator of which is the Class B Certificate Principal Balances of such non-tendering Class B Certificateholder and the denominator of which is the sum of the Class B Certificate Principal Balances of all such non-tendering Class B Certificateholders.

     Section 5.06.  Allocation of Realized Losses.  On any Determination Date,
                    -----------------------------
the principal portion of any Realized Loss in respect of a Loan which became a Liquidated Loan during the related Collection Period will be allocated by the Servicer in the following priority: first, to reduce the Class B Certificate
                                     -----
Principal Balance of the Class B Certificate for which such Loan is a Related Loan, until such Class B Certificate Principal Balance is reduced to zero;

second, to reduce the Class B Certificate Principal Balance of each Class B
------
Certificate, pro rata, based on the Percentage Interests represented by such Class B Certificates, until the Aggregate Class B Certificate Principal Balance is reduced to zero; and third, to the extent that the portion of any Realized
                        -----
Loss of principal not allocated pursuant to the immediately preceding clauses first and second exceeds the amount withdrawn from the Reserve Account pursuant
-----     ------
to Section 5.02(c)(ii), to reduce the outstanding principal balances of the Class A Certificates, pro rata, based on the Percentage Interests represented by such Certificates. The portion of Realized Losses in respect of a Liquidated Loan representing Realized Losses of interest, the X Prepayment Amount and/or the Y Prepayment Amount will be allocated by the Servicer in the following order of priority: first, to reduce the portion of the Class B Interest Distribution
              -----
Amount otherwise payable to the Holder of the Class B Certificate for which such Loan is a Related Loan, until such amount otherwise payable is reduced to zero (and the Certificate Principal Balance of such Class B Certificate is reduced to zero); second, to reduce the portions of the Class B Interest Distribution
       ------
Amount otherwise payable to the Holders of the other Class B Certificates, pro rata, according to such amounts payable to each, until such amounts otherwise payable are reduced to zero (and the Aggregate Class B Certificate Principal Balance is reduced to zero); and third, to the extent that any such Realized
                                 -----
Loss not allocated pursuant to the immediately preceding clauses first and
                                                                 -----
second exceeds the amount withdrawn from the Reserve Account pursuant to Section
------
5.02(c)(i), to reduce the Class A Interest Distribution Amount otherwise payable to the Holders of the Class A Certificates. Allocations of Realized Losses pursuant to clause first of either of the first two sentences of this Section
                   -----
5.06 shall be effected by operation of Section 5.03(c)(i) or Section 5.03(c)(ii), as the case may be.

                                  ARTICLE VI

                                THE CERTIFICATES

     Section 6.01.  The Certificates.  The Class A Certificates shall be issued
                    ----------------
only in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof (except, if necessary, for one Certificate in such denomination as is required in order for all Certificates of such Class to equal the initial Aggregate Class A Certificate Principal Balance) and shall be substantially in the form set forth as Exhibits A and C (reverse side of Certificates) hereto.
On original issue, the Class A Certificates shall be executed and delivered by the Trustee on behalf of the Trust to the Authenticating Agent, who shall authenticate such Certificates and deliver them to or upon the order of the purchasers thereof pursuant to the Class A Purchase Agreement. One Class B Certificate will be issued to each Borrower in an initial Denomination equal to the product of the Class B Percentage and the aggregate initial principal balance of the Related Loans of such Borrower. The Class B Certificates shall be issued in the form set forth as Exhibits B and C (reverse side of Certificates) hereto. The aggregate principal portion of each Holder's undivided interest evidenced by the Class A and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trust by the Trustee by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee and the Trust notwithstanding that such individuals or any of them have ceased to hold such offices prior to such execution of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such certificate of authentication upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

     Section 6.02.  Registration of Transfer and Exchange of Certificates.
                    -----------------------------------------------------

     (a) The Certificates issuable under this Agreement shall be registered certificates. The Transfer Agent and Certificate Registrar will keep, at its office required to be maintained pursuant to Section 6.04 hereof, a Certificate Register, in which the Transfer Agent and Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Prior to presentation of any Certificate for registration of transfer, the Trustee, the Servicing Advisor, the Servicer, the Authenticating Agent, the Paying Agent and the Certificate Registrar shall treat the Person in whose name such Certificate is registered as the owner and Holder of such Certificate for all purposes whatsoever, and neither the Trustee, the Servicing Advisor, the Servicer, the Authenticating Agent, the Paying Agent or the Certificate Registrar shall be affected by notice to the contrary.

     (b) Subject to paragraphs (d), (e) and (f) below, the Holder of any Certificate, at its option, may in person or by duly authorized attorney surrender the same for exchange at the office maintained pursuant to Section
6.04 hereof, and promptly thereafter and at the expense of the Transfer Agent and Certificate Registrar, except as provided below and subject to Section 6.01 above, receive in exchange therefor one or more new Certificates, each in the denomination requested by such Holder, dated the date of the Certificate so surrendered and registered in the name of such Person or Persons as shall have been designated in writing by such Holder or its attorney for the same principal balance as the then unpaid principal balance of the Certificate so surrendered. Subject to Section 6.04 hereof, the Transfer Agent and Certificate Registrar may require payment of a sum sufficient to cover any stamp or other tax or governmental charge imposed in respect of any transfer involved in such exchange.

     (c) Upon receipt by the Transfer Agent and Certificate Registrar of evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Certificate and (i) in the case of loss, theft or destruction, of an indemnity bond or other indemnity satisfactory to it (indemnifying the Trust, Transfer Agent and Certificate Registrar and the Trustee); provided, however, that if the Holder of such Certificate is the
          --------  -------
original purchaser of the Certificate or any Affiliate or nominee thereof or any institutional investor or nominee thereof, which in each case, has a net worth of $50 million or more or which has an unsecured debt rating of investment grade by a Nationally Recognized Statistical Rating

Organization, its own unsecured agreement of indemnity shall be deemed to be satisfactory; or (ii) in the case of mutilation, upon surrender thereof, to the Transfer Agent and Certificate Registrar, the Trustee will execute, the Authenticating Agent will authenticate and the Transfer Agent and Certificate Registrar will deliver in lieu thereof a new Certificate of the same Class executed in the same manner as the Certificate being replaced, in the same principal balance as the unpaid principal balance of such Certificate and dated the date of such Certificate. Upon the execution and delivery of the new Certificate, the Certificate being replaced shall be deemed canceled.

     All Certificates surrendered for transfer and exchange shall be canceled by the Trustee in accordance with its standard procedures.

     (d) The Class B Certificates are not transferable except in connection with an assignment and assumption of the Related Loan and in accordance with Section
7.6 of the related Loan Agreement. In the event of any such transfer, the principal amount of the portion of the Class B Certificate to be transferred will be equal to the Percentage Interest of the Related Loan so assigned. The Transfer Agent and Certificate Registrar will not register the transfer of any Class B Certificate until the Transfer Agent and Certificate Registrar, in its capacity as Servicer, has determined that such transfer complies with the terms of the applicable Loan Agreement.

     (e) No transfer of a Class A Certificate shall be made unless the registration and qualification requirements of the Act and any applicable State securities laws are complied with, or such transfer is exempt from the registration and qualification requirements under the Act and such laws. The Holder of a Class A Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify (which indemnity shall be unsecured) the Trust, the Trustee, the Servicing Advisor, the Transfer Agent and Certificate Registrar, the Trust and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Notwithstanding anything herein to the contrary, the Class A Certificateholders will not be required to indemnify any party hereto other than pursuant to this
Section 6.02(e). None of the Servicing Advisor, the Servicer, the Transfer Agent and Certificate Registrar and the Trustee is under any obligation to register the Certificates under the Act or any other securities law. Without limiting any of the foregoing, no transfer of a Class A Certificate purported to be made under Rule 144A under the Act shall be effected unless the Transfer Agent and Certificate Registrar shall have received a representation letter from the prospective transferee of such Class A Certificate in the form of Exhibit D-1 hereto.

     (f) No transfer of a Class A Certificate shall be made unless the Trustee, the Transfer Agent and Certificate Registrar, the Servicer and the Servicing Advisor shall have received either (i) a representation letter from the transferee of such Class A Certificate in the form of Exhibit D-2 hereto (the provisions of which letter may alternatively be set forth in the representation letter delivered by such transferee pursuant to Section 6.02(e)), which representation letter shall not be an expense of the Trustee, the Trust, the Servicing Advisor, the Transfer Agent and Certificate Registrar, or the Servicer, or (ii) in the case of any such Class A Certificate presented for registration in the name of an employee benefit plan subject to Section 406 of ERISA and/or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee, the Transfer Agent and Certificate Registrar and the Servicing Advisor to the effect that the purchase or holding of such Class A Certificate (a) will not result in (x) the assets of the Trust Estate being deemed to be "plan assets" of such plan or (y) any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (b) will not subject the Trustee, the Servicing Advisor, the Transfer Agent and Certificate Registrar, or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Trust, the Servicing Advisor, the Transfer Agent and Certificate Registrar or the Servicer. The Class A Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

     Section 6.03.  Access to List of Certificateholders' Names and Addresses.
                    ---------------------------------------------------------
The Transfer Agent and Certificate Registrar shall, as soon as practicable upon the written request of a Class A Certificateholder or the Trustee, and in no event more than five days following such request, furnish such Certificateholder or the Trustee, as applicable, with a list of all other Holders of Class A Certificates.

     Section 6.04.  Maintenance of Office or Agency.  The Trustee and the
                    -------------------------------
Transfer Agent and Certificate Registrar will each maintain, at its office located at its respective address for notices provided in Section 11.04, an office or agency where notices, presentations and demands in respect of this Agreement, and the Certificates may be given to and made upon them; provided,
                                                                    --------
however, that each of them may, upon 15 Business Days prior written notice to
-------
the Certificateholders, move such office to any other location within the continental boundaries of the United States. The Transfer Agent and Certificate Registrar hereby agrees that it will pay, and will save any Certificateholder harmless against liability for any stamp or other tax or governmental charge imposed in respect of any transfer of a Certificate resulting from such a change in the office of the Transfer Agent and Certificate Registrar described in the proviso to the preceding sentence, and said obligation of the Transfer Agent and Certificate Registrar shall survive the payment or prepayment of the Certificates and the termination of this Agreement.

                                  ARTICLE VII

                           CERTAIN MATTERS REGARDING
                     THE SERVICING ADVISOR AND THE SERVICER

     Section 7.01.  Merger or Consolidation of the Servicing Advisor or the
                    -------------------------------------------------------
Servicer; Transfer of Servicing.  Any Person into which the Servicing Advisor
-------------------------------
or the Servicer may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Servicing Advisor or the Servicer shall be a party, or any Person succeeding to the business of the Servicing Advisor or the Servicer, shall be the successor of the Servicing Advisor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that if the
                                                 --------  -------
long-term debt obligations of such Person are not rated in one of the three highest rating categories by D&P and at least one other Nationally Recognized Statistical Rating Agency or, if such obligations are not rated by D&P, by at least two other Nationally Recognized Statistical Rating Organizations, such successor must be approved in writing by the Required Holders.

     Section 7.02.  Limitation on Liability of the Servicing Advisor, the
                    -----------------------------------------------------
Servicer and Others.  Neither the Servicing Advisor or the Servicer, nor any of
-------------------
their respective partners, shareholders, directors, officers, employees or agents, shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or any Loan Document, or for errors in judgment; provided, however, that this provision shall not protect the Servicing Advisor,
--------  -------
the Servicer or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of his or its obligations and duties hereunder. The Servicing Advisor, the Servicer and any of their respective partners, directors, officers or employees, may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicing Advisor, the Servicer and each of their respective partners, shareholders, directors, officers, employees or agents, shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, any Loan Document or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. Neither the Servicing Advisor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Servicing
                                        --------  -------
Advisor or the Servicer, as the case may be, may in its discretion and with the prior written consent of the Required Holders (and if the Class A Certificates are outstanding, Holders of Class B Certificates evidencing at least 66 2/3% of the Aggregate Class B Certificate Principal Balance), undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interest of the Certificateholders hereunder and, in such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Servicing Advisor or the Servicer shall be entitled to be reimbursed therefor.

     Any amounts payable to the Servicing Advisor or the Servicer under this
Section 7.02 will be payable solely from funds available to be distributed on each Distribution Date pursuant to Section 5.03(b)(iv)(M) or Section 5.03(b)(iv)(O) hereof, as applicable, and in no event will be payable prior to the payment of distributions required to be made to Class A Certificateholders on any Distribution Date.

     Section 7.03.  The Servicing Advisor and the Servicer Not to Resign;
                    -----------------------------------------------------
Removal of the Servicing Advisor and the Servicer.
-------------------------------------------------

     (a) Neither the Servicing Advisor nor the Servicer shall resign from the obligations and duties hereby imposed on it, except upon determination that its duties hereunder are no longer permissible under applicable law; provided that
                                                                 --------
such activities shall not have been commenced after the date of this Agreement. Any such determination permitting the resignation of the Servicing Advisor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee, the Class A Certificateholders, and D&P. Such Opinion of Counsel shall be an expense of the Servicing Advisor or the Servicer, as applicable, and shall not be an expense of the Trustee, the Class A Certificateholders or the Trust. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Servicing Advisor's or the Servicer's responsibilities and obligations in accordance with Section 8.04 hereof.

     (b) (i) In the event that any consent, approval, authorization or order of any state or federal court or federal or state governmental agency or body is required for the consummation or performance by the Servicing Advisor of its duties hereunder and the Servicing Advisor fails to obtain such consent, approval, authorization or order within 30 days of acquiring knowledge of such event, the Holders of Certificates evidencing in the aggregate not less than a majority of the Aggregate Certificate Principal Balance of the Controlling Class may, upon, 30 days' written notice (or such shorter time period as such Holders shall designate in writing to the Servicing Advisor if such Holders reasonably determine that the continuation of the Servicing Advisor in its role as such would have a material adverse effect on the Certificateholders of the Controlling Class) remove the Servicing Advisor.

          (ii) In the event that Atherton or any Affiliate is the Servicing Advisor and the cumulative Realized Losses exceed 15% of the Pool Balance, the Required Holders may, upon 30 days' written notice, remove Atherton or such Affiliate as the Servicing Advisor.

     As a condition precedent to a removal (a) pursuant to Section 7.03(b)(i), the Holders of Certificates evidencing in the aggregate not less than a majority of the Aggregate Certificate Principal Balance of the Controlling Class or (b) pursuant to Section 7.03(b)(ii), the Required Holders, shall have appointed a successor Servicing Advisor meeting the requirements of Section 8.04 prior to the removal of the Servicing Advisor, unless such Holders cannot locate such a successor and such Holders reasonably believe that the continuation of the Servicing Advisor in its role as such would have a material adverse effect on the Certificateholders of the Controlling Class.

     In such event, the Servicer shall act as successor to the Servicing Advisor in the manner prescribed in Section 8.04 hereof until a successor Servicing Advisor can be engaged. The Holders removing the Servicing Advisor will continue to use their best efforts to engage a successor Servicing Advisor.

     The Servicing Advisor agrees to promptly notify the Trustee, the Servicer and the Certificateholders of the occurrence of any event described in the first paragraph of this Section 7.03(b).

     (c) The Holders of Certificates evidencing in the aggregate not less than a majority of the Aggregate Certificate Principal Balance of the Controlling Class may at any time remove the Servicer only after appointing a successor Servicer meeting the requirements set forth in Section 8.04 by written instrument or instruments, in quadruplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which shall be delivered to the Servicing Advisor, one complete set of which shall be delivered to the Trustee, one complete set of which shall be delivered to the Servicer so removed and one complete set of which shall be delivered to the successor so appointed.

     Section 7.04.  Representations and Warranties of the Servicing Advisor and
                    -----------------------------------------------------------
the Servicer.  Each of the Servicing Advisor and the Servicer hereby
------------
represents, warrants and covenants to the Trustee for the benefit of the Certificateholders that, as of the date of execution of this Agreement:

     (i) In the case of the Servicing Advisor, it is a limited partnership duly formed and validly existing under the laws of its state of organization, or, in the case of the Servicer, it is a banking corporation duly formed and validly existing under the laws of the State of New York;

     (ii) The execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not violate, in the case of the Servicing Advisor, its limited partnership agreement, or, in the case of the Servicer, its corporate charter or by-laws, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which it is a party or which may be applicable to it or any of its assets;

     (iii) This Agreement has been duly authorized, executed and delivered by it and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of such party, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

     (iv) It is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect its condition (financial or other) or operations or its properties or might have consequences that would affect its performance hereunder;

     (v) No litigation is pending or, to the best of its knowledge, threatened against it which would prohibit its entering into this Agreement or performing its obligations under this Agreement; and

     (vi) No consent, approval, authorization, or order of, registration or filing with, or notice to, any governmental authority or court or any other Person is required under the laws of the United States of America or the laws of the States of New York or the State of its organization for the execution, delivery and performance by it of, or compliance by it with, this Agreement or the Certificates, or the consummation by it of any other transaction contemplated hereby or by the Certificates.

                                 ARTICLE VIII

                               SERVICER DEFAULTS

     Section 8.01.  Servicer Events of Default.  In case one or more of the
                    --------------------------
following conditions or events ("Servicer Events of Default") by the Servicing
                                 --------------------------
Advisor or the Servicer (in either case, the "Defaulting Servicer") shall occur
                                              -------------------
and be continuing, that is to say:

     (i) any failure by the Servicer to deposit into the Collection Account or the Reserve Account, or any other account required to be established hereunder, any amount required to be so deposited by the Servicer pursuant to and in accordance with the term of this Agreement, or any failure by the Servicer, in its capacity as Paying Agent, to distribute to Certificateholders when due any payment required to be made under the terms of the Certificates and this Agreement provided funds are available therefor; or

     (ii) any failure on the part of the Defaulting Servicer duly to observe or perform in any material respect any of the other covenants or agreements on the part of it in the Certificates or in this Agreement (in the case of the Servicer, whether in the Servicer's capacity as Servicer, Authenticating Agent, Paying Agent or Transfer Agent and Certificate Registrar) which continues unremedied for a period of 30 days after the date on which the Servicer, or the Servicing Advisor, as appropriate, the Trustee, or the Holders of Certificates evidencing in the aggregate not less than 25% of the Aggregate Certificate Principal Balance of the Controlling Class shall have given written notice of such failure, specifying the nature thereof; or

     (iii) there shall be commenced against the Defaulting Servicer any case, proceeding or other action (a) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (b) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, which remains undismissed, undischarged or unbonded for a period of 60 days; or

     (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Defaulting Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

     (v) the Defaulting Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Defaulting Servicer, or of or relating to all or substantially all of its property; or

     (vi) the Defaulting Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

     (vii) the Defaulting Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 7.01 hereof; or

          (viii) the Defaulting Servicer shall cease business operations or fail to conduct its business as presently conducted.

then, and in each and every such case, subject to applicable law, so long as each Servicer Event of Default shall not have been remedied, either the Trustee or the Holders of Certificates evidencing in the aggregate not less than a majority of the Aggregate Certificate Principal Balance represented by the Controlling Class, by notice in writing to the Defaulting Servicer (and to the Trustee if given by the Certificateholders) may terminate all or any of the rights and obligations of the Defaulting Servicer under this Agreement. Upon receipt by the Defaulting Servicer of such written notice, and, with respect to, the Servicer only, if such written notice specified a Servicer Event of Default other than an event specified in clauses (i) or (ii) above, all authority and power of the Defaulting Servicer under this Agreement, whether with respect to the Certificates or the Loans or otherwise, shall pass to and be vested in the Trustee or if the Servicing Advisor is the Defaulting Servicer, the Servicer, pursuant to and under this Section, subject to the provisions of Section 8.04; and, without limitation, the Trustee or the Servicer, as applicable, is hereby authorized and empowered to execute and deliver, on behalf of the Defaulting Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Defaulting Servicer agrees to cooperate with the Trustee or the Servicer, as applicable, in effecting the termination of the Defaulting Servicer's, responsibilities and rights hereunder and shall promptly provide the Trustee or the Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Defaulting Servicer's functions hereunder. In the event of the occurrence of a Servicer Event of Default specified in clauses (i) or (ii) above with respect to the Servicer, any removal of the Servicer shall become effective upon acceptance of an appointment of a successor Servicer as provided in Section 8.04 below.

     Without limiting the generality of the foregoing or any other provision of this Agreement, upon the occurrence of a Servicer Event of Default with respect to the Servicer (whether in its capacity as Servicer, Paying Agent, Transfer Agent and Certificate Registrar or Authenticating Agent), the Trustee shall have all authority over the Collection Account, the Reserve Account and any other account maintained hereunder, all collections and other funds which upon or after such Servicer Event of Default are or shall be held by the Servicer for deposit into the Collection Account, the Reserve Account or any other account maintained hereunder, or which are or shall be on deposit in such accounts, and simultaneously therewith, the authority granted to the Servicer and the Paying Agent to make withdrawals from such accounts pursuant to Section 5.02 and
Section 5.03 shall cease; provided, however, that the Trustee shall be required to make the transfers, withdrawals and distributions otherwise required to be made by the Servicer (whether in its capacity as Servicer, Paying Agent, Transfer Agent and Certificate Registrar or Authenticating Agent) pursuant to the terms hereof.

     Each of the Servicing Advisor and the Servicer agrees to notify each other and the Trustee, the Certificateholders and D&P of the occurrence of a Servicer Default or a Servicer Event of Default with respect to itself and the Trustee shall notify Certificateholders and D&P promptly upon acquiring knowledge of the occurrence of a Servicer Default or Servicer Event of Default. Notwithstanding the foregoing, the Required Holders may waive any Servicer Event of Default by written notice to the Servicing Advisor, the Servicer and the Trustee.

     Section 8.02.  Other Remedies of Trustee.  During the continuance of any
                    -------------------------
Servicer Event of Default, so long as such Servicer Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section
8.01 and subject to Section 9.01, shall, after prompt notice to and pursuant to the direction of holders of Certificates evidencing in the aggregate not less than a majority of the Aggregate Certificate Principal Balance of the Controlling Class, take any actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Servicer Event of Default.

     Section 8.03.  Action upon Certain Failures of the Defaulting Servicer and
                    -----------------------------------------------------------
upon Servicer Event of Default.   In the event that the Trustee shall have
------------------------------
knowledge of any Servicer Event of Default or of any failure of the Servicer specified in Section 8.01(i) which would become a Servicer Event of Default upon the Servicing Advisor's or the Servicer's failure to remedy the same within the applicable time period, the Trustee shall promptly give notice thereof to the Certificateholders and to the Servicing Advisor or the Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a Responsible Officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Defaulting Servicer as specified in clauses (i) or (ii) of
Section 8.01 or any Servicer Event of Default unless notified thereof in writing by the Servicing Advisor, the Servicer or by a Certificateholder. The Trustee shall not have any duty to inquire as to the existence of any such failure or Servicer Event of Default.

     Section 8.04.  Trustee or Servicer to Act; Appointment of Successor.
                    ----------------------------------------------------
Promptly upon receipt of notice of a Servicer Event of Default with respect to the Servicer, the Servicing Advisor shall use its best efforts to engage a successor Servicer meeting the standards and requirements set forth herein. When the Defaulting Servicer receives notice of termination pursuant to Section
8.01 (other than, in the case of the Servicer, a notice with respect to a Servicer Event of Default described in clause (i) of such Section 8.01) or the Trustee receives the resignation of the Servicing Advisor or the Servicer accompanied by an Opinion of Counsel pursuant to Section 7.03, the following shall occur:

          (i) in the case of such termination or resignation of the Servicing Advisor and provided the Servicer is not a Defaulting Servicer at such time, the Servicer shall be the successor in all respects to the Servicing Advisor;

          (ii) in the case of such termination or resignation of the Servicing Advisor and the Servicer is a Defaulting Servicer at such time, the Trustee shall be the successor in all respects to the Servicing Advisor; or

          (iii) in the case of such termination or resignation of the Servicer, the Trustee shall be the successor in all respects to the Servicer.

     As a successor Servicing Advisor, the Servicer or Trustee, as the case may be, or as a successor Servicer, the Trustee, shall be such successor in each of its capacities as such under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicing Advisor or the Servicer, as the case may be, by the terms and provisions hereof and in the case of the Trustee, in its capacity as such successor, shall have the same limitation of liability herein granted to the Trustee pursuant to Section 9.01 hereof. In the event that the Trustee or the Servicer is succeeding to the Servicing Advisor, as compensation therefor, the Trustee or the Servicer, as applicable, shall be entitled to receive monthly such portion of the Servicing Advisor's Fee as is reasonably necessary to compensate the Trustee or the Servicer, as applicable, for its activities as Servicing Advisor until the date of final cessation of the Servicing Advisor's servicing activities hereunder and thereafter, the Servicing Advisor Fee. In the event that the Trustee is succeeding to the Servicer, as compensation therefor, the Trustee shall be entitled to receive monthly such portion of the Servicer's Fee reasonably necessary to compensate the Trustee for its activities as Servicer until the date of final cessation of the Servicer's servicing activities hereunder and thereafter, the Servicer Fee. In the event that the Servicer Fee is less than the amount of reasonable compensation for the activities of the Trustee in its role as successor Servicer, the Trustee shall be entitled to receive monthly from the Servicing Advisor such portion of the Servicing Advisor Fee which, when added to the Servicer Fee, will reasonably compensate the Trustee for such activities. Any dispute with respect to the portion of the Servicing Advisor Fee will be resolved pursuant to Section 11.08.

     Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, engage a successor servicer meeting the standards and requirements set forth herein, as the successor to the Servicing Advisor or the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of such servicer hereunder; provided, however, that until such a successor servicer is appointed and has assumed the responsibilities, duties and liabilities of the Servicing Advisor or Servicer hereunder, as applicable, the Trustee shall continue as the successor as provided above. The Trustee shall give notice of any proposed successor to the Certificateholders and D&P. The appointment of the successor shall be subject to approval by the Holders of Certificates evidencing in the aggregate not less than a majority of the Aggregate Certificate Principal Balance of the Controlling Class, and if the Class A Certificates are outstanding, Holders of Class B Certificates evidencing in the aggregate not less than a majority of the Aggregate Certificate Principal Balance of the Class B Certificates (provided, however, that if such Class B
                                     --------  -------
Certificateholders do not give notice to the Trustee of their approval or disapproval of such successor within 30 days of the Trustee's notice, the Class B Certificateholders will have deemed to have approved such successor). Without the consent of such Holders, the compensation of any successor to the Servicing Advisor so appointed shall not exceed the Servicing Advisor Fee and the compensation of any successor to the Servicer so appointed shall not exceed the Servicer's Fee; provided, however, that in the event the Trustee or the
                --------  -------
Servicing Advisor is unable, after diligent effort, to engage a successor Servicer meeting the standards and requirements set forth herein for compensation equal to the Servicer Fee, the Trustee or the Servicing Advisor may agree to pay as compensation to a successor Servicer the Servicer Fee and such portion of the Servicing Advisor Fee necessary to engage such successor Servicer if such compensation will not exceed reasonable compensation for services of a portfolio of loans similar to and having an aggregate principal balance approximately equal to the Loans. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Upon the assumption of all responsibilities, duties or liabilities of the Servicing Advisor or the Servicer by such successor, the Trustee shall no longer be subject to such responsibilities, duties or liabilities and no longer shall be entitled to compensation therefor. The Servicing Advisor and the Servicer each agree to reasonably cooperate with the Trustee and any successor servicer in effecting the termination of its servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume its function hereunder. Neither the Trustee nor any successor servicing advisor or servicer shall be deemed to be in default of any of its obligations under this
Section 8.04 if such default arises from failure of the Servicing Advisor or Servicer, as applicable, to timely provide all applicable books, records and other documents necessary to effectuate the sale, transfer or assignment of servicing rights to the Trustee or a successor servicing advisor or servicer in accordance with Section 8.04.

                                  ARTICLE IX

                             CONCERNING THE TRUSTEE

     Section 9.01.  Duties of Trustee.  The Trustee, prior to the occurrence of
                    -----------------
a Servicer Event of Default and after the curing of all Servicer Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Subject to the last paragraph of this Section 9.01, the Trustee shall follow the directions of the Servicing Advisor, the Servicer and the Certificateholders given in accordance with the terms of this Agreement. No implied duties or obligations of the Trustee shall be read into this Agreement. In case a Servicer Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by Article VIII of this Agreement, and use the same degree of care and skill it would use in exercising such rights and powers under the circumstances in the conduct of its affairs. In no event will the Trustee be required to act as an operator of a Store.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall
                                     --------  --------
not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Servicing Advisor or the Servicer hereunder (whether in its capacity as Servicer, Authenticating Agent, Transfer Agent, Paying Agent or Certificate Registrar).

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct; provided, however, that:
                                              --------  -------

          (i) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 50% of the Aggregate Certificate Principal Balance represented by the Controlling Class relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

          (ii) The Trustee shall not be liable for any error of judgment made in good faith by any Responsible Officer, unless the Trustee or such Responsible Officer was grossly negligent in ascertaining the pertinent facts.

     Neither the Trustee (in its capacity as Trustee, Servicing Advisor, Servicer or Lender) nor any of its shareholders, directors, officers, employees or agents shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or any Loan Document, or for errors in judgment; provided, however, that this provision shall not protect the Trustee
          --------  -------
or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of his or its duties or by reason of reckless disregard of his or its obligations and duties hereunder. The Trustee and each of its shareholders, directors, officers, employees or agents shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, any Loan Document or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder.

     Notwithstanding any other provision of this Agreement or the Loan Documents, the Trustee, in its capacity as Trustee, Servicer, Servicing Advisor and/or Lender, shall not be required to perform any of its duties, or exercise any of its rights or powers, under this Agreement or the Loan Documents if the Trustee determines, in its sole discretion, that (i) performing such duty or exercising such right or power might require it to expend or risk its own funds or otherwise incur personal liability, and (ii) repayment of such funds or indemnity against such risk or liability is not assured to it. For purposes of clause (ii) of the preceding sentence, an unsecured indemnity from any of the original Holders of the Class A Certificates shall be a satisfactory indemnity.

     Any amounts payable to the Trustee under this Section 9.01 will be payable solely from funds available to be distributed on each Distribution Date pursuant to Section 5.03(b)(iv)(M) hereof and in no event will be payable prior to the payment of distributions required to be made to Class A Certificateholders pursuant to Sections 5.03(b)(iv)(A) and (b)(iv)(B) on any Distribution Date.

     Section 9.02.  Certain Matters Affecting the Trustee.  Except as otherwise
                    -------------------------------------
provided in Section 9.01:

          (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) In the event the Trustee succeeds to the duties and obligations of the Servicer pursuant to Section 8.04 hereof, in determining whether conditions precedent to a Substitution on a transfer of Loan Collateral have been met under the related Loan Agreement, the Trustee may rely upon, and shall be protected in relying upon any certificate, instrument, notice or other paper or document delivered to it by the related Borrower or the Servicing Advisor and believed by it to be genuine and to have been signed as presented by the proper party or parties; and

          (iii) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

     Section 9.03.  Trustee Not Required to Make Investigation.   Prior to the
                    ------------------------------------------
Trustee gaining actual knowledge of the occurrence of a Servicer Event of Default hereunder and after the curing of all Servicer Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Loan Document or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by Holders of Certificates evidencing in the aggregate not less than a majority of the Aggregate Certificate Principal Balance represented by the Controlling Class. Any reasonable expense incurred by the Trustee in conducting any investigation pursuant to this Section 9.03 will be considered Extraordinary Trustee Expenses.

     Section 9.04.  Trustee Not Liable for Certificates or Loans.  The recitals
                    --------------------------------------------
contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Trust, and the Trustee assumes no responsibility as to the correctness of the same (other than the representations and warranties set forth in Section 9.15 below), including the certificate of authentication on the Certificates. The Trustee makes no representations for the correctness of the same. Other than as set forth in Section 9.15 below, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Loan or related Loan Document.

     Section 9.05.  Trustee May Own Certificates.  The Trustee and any agent of
                    ----------------------------
the Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or such agent and may otherwise deal with Blockbuster or any Borrower as if it were not Trustee or such agent.

     Section 9.06.  Trustee's Fees and Trustee's Expenses.  As compensation and
                    -------------------------------------
reimbursement for the performance of its obligations under this Agreement, the Trustee shall be entitled to receive from funds on deposit in the Collection Account on each Distribution Date the Trustee Fee and the Trustee Expenses for such Distribution Date in accordance with Section 5.03(b)(i); provided, however, that for all purposes of this Agreement the sum of the Trustee Fee and the Trustee Expenses for any Distribution Date shall not exceed an amount equal to the product of 1/12th of the Servicer Fee Rate and the Pool Balance as of the first day of the preceding Collection Period.

     Section 9.07.  Eligibility Requirements for Trustee.  The Trustee
                    ------------------------------------
hereunder shall at all times be an Eligible Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the definition of Eligible Trustee, the Trustee shall notify the Certificateholders and D&P of such fact and, if instructed to do so by the Required Holders, resign immediately in the manner and with the effect specified in Section 9.09.

     Section 9.08.  Trustee Events of Default.
                    -------------------------

     (a) In case one or more of the following conditions or events ("Trustee
                                                                     -------
Events of Default") by the Trustee shall occur and be continuing, that is to
-----------------
say:

          (i) at any time during which the Trustee is acting under the next to last paragraph of Section 8.01, the Trustee shall fail to distribute to any Certificateholders when due any payment required to be made under the terms of the Certificates and this Agreement;

          (ii) any failure on the part of the Trustee duly to observe or perform in any material respect any of the covenants or agreements on the part of it in the Certificates or in this Agreement which continues unremedied for a period of 30 days after the date on which the Servicing Advisor, Servicer or the Holders of Certificates evidencing in the aggregate not less than 25% of the Aggregate Certificate Principal Balance represented by either the Class A Certificates or the Class B Certificates, shall have acquired knowledge of such failure; or

          (iii) there shall be commenced against the Trustee any case, proceeding or other action (a) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (b) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, which remains undismissed, undischarged or unbonded for a period of 60 days; or

          (iv) a decree or order of a court of agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Trustee and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

          (v) the Trustee shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings or relating to the Trustee, or of or relating to all or substantially all of its property; or

          (vi) the Trustee shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

          (vii) the Trustee shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for an Eligible Trustee; or

          (viii) the Trustee shall cease business operations or fail to conduct its business as presently conducted.

then, and in each and every such case, subject to applicable law, so long as a Trustee Event of Default shall not have been remedied, the Holders of Certificates evidencing in the aggregate not less than a majority of the Aggregate Certificate Principal Balance represented by the Controlling Class, may in addition to exercising any and all other remedies available at law or in equity (i) terminate all of the rights (other than its rights under Sections 3.04, 4.06 or 9.01 to be reimbursed for all reasonable expenses incurred in connection with the performance of its duties under the Agreement, and its right to receive compensation for all services previously rendered in accordance with the terms hereof) and obligations of the Trustee under this Agreement (other than with respect to liabilities of the Trustee then existing), and (ii) name and appoint a successor or successors to succeed to and assume all of such obligations and duties. Such appointment (a) shall be made by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Servicing Advisor, one set of which shall be delivered to the Trustee so removed, one complete set of which shall be delivered to the successor so appointed and one complete set of photocopies of which shall be delivered by the Servicing Advisor to the Servicer and (b) shall be subject to the provisions of Section 9.10.

     The Trustee agrees to notify the Servicing Advisor, the Servicer, the Certificateholders and D&P of the occurrence of any Trustee Default or a Trustee Event of Default and each of the Servicing Advisor and the Servicer shall notify the Certificateholders and D&P promptly upon acquiring knowledge of the occurrence of a Trustee Default or a Trustee Event of Default. Notwithstanding the foregoing, the Required Holders may waive any Trustee Event of Default upon written notice to the Servicing Advisor, the Servicer and the Trustee, a copy of which notice shall be delivered by the Servicer to D&P.

     (b) In the event that the Servicing Advisor or the Servicer shall have knowledge of any Trustee Event of Default or of any failure of the Trustee specified in Section 9.08(i) which would become a Trustee Event of Default upon the Trustee's failure to remedy the same within the applicable time period, the Servicing Advisor shall promptly give notice thereof to the Certificateholders, the Servicer and D&P. For all purposes of this Agreement, in the absence of actual knowledge by a Responsible Officer of the Servicing Advisor, the Servicing Advisor shall not be deemed to have knowledge of any failure of the Trustee as specified in Section 9.08(i) or Section 9.08(ii) or any Trustee

Event of Default. Notification by the Trustee, the Servicer or any Certificateholder of such failure shall be deemed to provide the Servicing Advisor with actual knowledge of such event.

Section 9.09.  Resignation and Removal of Trustee.  The Trustee may at any
                    ----------------------------------
time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Servicing Advisor, the Servicer, the Certificateholders and D&P, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Servicing Advisor shall promptly notify the Certificateholders of such resignation. The Holders of Certificates evidencing not less than a majority of the Aggregate Certificate Principal Balance represented by the Controlling Class may appoint a successor trustee by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact, duly authorized, one copy of which shall be delivered to the Servicing Advisor and one complete set of which shall be delivered to the Trustee and one copy of which shall be delivered to the successor so appointed. In the event that a majority of the Aggregate Certificate Principal Balance represented by the Controlling Class does not appoint a successor trustee within 20 days of the mailing of such notice, the Servicing Advisor shall appoint a successor trustee by written instrument, in duplicate, one original copy of which instrument shall be delivered to the resigning Trustee, one original copy of which instrument shall be delivered to the successor trustee and one photocopy of which instrument shall be delivered by the Servicing Advisor to the Servicer. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the definition of Eligible Trustee and shall fail to resign after written request for the Trustee's resignation by the Servicing Advisor, or if at any time the Trustee shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to the Trustee, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conversion or liquidation, or in order to change the situs of the Trust for state tax reasons, then the Servicing Advisor shall remove the Trustee and notify the Certificateholders and D&P of such removal. The Holders of Certificates evidencing in the aggregate not less than a majority of the Aggregate Certificate Principal Balance represented by the Controlling Class may appoint a successor trustee by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact, duly authorized, one copy of which shall be delivered to the Servicing Advisor and one complete set of which shall be delivered to the Trustee and one copy of which shall be delivered to the successor so appointed. In the event that Holders of Certificates evidencing a majority of the Aggregate Certificate Principal Balance of the Controlling Class does not so appoint a successor within 20 days of such notice, the Servicing Advisor shall appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee and a photocopy of which shall be delivered to the Servicer and notice of such appointment shall be given to the Certificateholders.

     The Holders of Certificates evidencing in the aggregate not less than a majority of the Aggregate Certificate Principal Balance of the Controlling Class may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Servicing Advisor, one complete set of which shall be delivered to the Trustee so removed and one complete set of which shall be delivered to the successor so appointed.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section
9.10. The Servicing Advisor agrees to promptly notify D&P of the appointment of any successor trustee. The resignation or removal of the Trustee will not affect its rights under Section 3.04, 4.06 or 9.01, its right to be reimbursed for all reasonable expenses incurred in connection with the performance of its duties under the Agreement and its rights to indemnification, and its right to receive compensation for all services previously rendered hereunder.

       Section 9.10.  Successor Trustee.  Any successor trustee appointed as
                      -----------------
provided in Section 9.08 or Section 9.09 shall execute, acknowledge and deliver to the Servicing Advisor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor trustee, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all documents and statements held by it hereunder, and the Servicing Advisor, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be "required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations."

     No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be an Eligible Trustee.

      Section 9.11.  Merger or Consolidation of Trustee.  Any Person into which
                     ----------------------------------
the Trustee may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be an Eligible Trustee, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall notify Certificateholders and D&P of the occurrence of any event described in this Section 9.11 as soon as practicable after the occurrence of such event.

      Section 9.12.  Authenticating Agent Paying Agent and Transfer Agent and
                     --------------------------------------------------------
Certificate Registrar.
---------------------

      (a) The initial Servicer hereby agrees to act as Authenticating Agent, Paying Agent and Transfer Agent and Certificate Registrar on behalf of the Trust and to perform and fulfill all of the obligations of the Authenticating Agent, Paying Agent and Transfer Agent and Certificate Registrar set forth in this Agreement. The rights, powers and privileges afforded to the Trustee in Section 9.01, Section 9.02, Section 9.03 and Section 9.04 shall also be afforded to the Servicer solely in its capacities as Authenticating Agent, Paying Agent and Transfer Agent and Certificate Registrar and subject to the limitations and conditions set forth in such Sections.

      (b) The terms of resignation or termination otherwise applicable to the Servicer hereunder shall apply to the Servicer in its capacities as Authenticating Agent, the Paying Agent and the Transfer Agent and Certificate Registrar, except that references therein to the Servicer shall be deemed to refer to the Authenticating Agent, the Paying Agent or the Transfer Agent and Certificate Registrar, as the case may be. If the Servicer, Authenticating Agent, Paying Agent or Transfer Agent and Certificate Registrar resigns or is terminated pursuant to the terms hereof in one of its capacities as Servicer, Authenticating Agent, Paying Agent or Transfer Agent and Certificate Registrar, then the Servicer shall be deemed, without any further action or deed by any Person, to have resigned or been terminated in each other such capacity in which it is then serving hereunder. Any successor Servicer appointed pursuant to
Article VIII shall also be appointed and serve as successor Authenticating Agent, Paying Agent and Transfer Agent and Certificate Registrar and such successor Servicer shall execute in writing a written agreement to be bound by the terms hereof relating to the Authenticating Agent, the Paying Agent and the Transfer Agent and Certificate Registrar.

      (c) Any successor to the Servicer under Section 7.01 shall also be a successor to the Servicer in its capacities as Authenticating Agent, Paying Agent and Transfer Agent and Certificate Registrar, without the execution or filing of any paper or any further act on the part of such Person or the Trustee.

      (d) The fees and expenses of the Authenticating Agent, the Paying Agent and the Transfer Agent and Certificate Registrar (and any successors thereto) shall be paid by the Servicer from its own funds, without reimbursement therefor.

      Section 9.13.  Direction of Trustee.  Subject to Section 9.01, the Holders
                     --------------------
of Certificates evidencing not less than a majority of the Aggregate Certificate Principal Balance of the Controlling Class shall have the right (x) to cause the institution of and direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or (y) to direct the Trustee in writing with respect to its exercise of any right, remedy, trust or power conferred on the Trustee; provided that such direction shall not be in conflict with any rule of law or with this Agreement (including, without limitation, any provision hereof which expressly provides for a greater percentage of Certificateholders to effect an action hereunder).

      Section 9.14.  No Action Except Under Agreement or Upon Instructions.  The
                     -----------------------------------------------------
Trustee agrees that it will not manage, control, use, sell, dispose of or otherwise deal with the Trust Estate except (a) in accordance with the powers granted to, or the authority conferred upon, it in or pursuant to this Agreement, or (b) in accordance with the express terms of this Agreement or instructions received from the Holders of Certificates evidencing in the aggregate not less than a majority of the Aggregate Certificate Principal Balance of the Controlling Class at the time such instructions are given.

      Section 9.15.  Representations and Warranties of the Trustee.  The Trustee
                     ---------------------------------------------
hereby represents, warrants and covenants to the Servicing Advisor, the Servicer and the Certificateholders that, as of the date of execution of this Agreement:

              (i) It is a banking corporation and trust company duly formed and validly existing under the laws of the State of New York;

              (ii) The execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not violate its organization certificate or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which it is a party or which may be applicable to it or any of its assets;

              (iii) This Agreement has been duly authorized, executed and delivered by it and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of such party, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

              (iv) It is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect its condition (financial or other) or operations or its properties or might have consequences that would affect its performance hereunder;

             (v) No litigation is pending or, to the best of its knowledge, threatened against it which would prohibit its entering into this Agreement or performing its obligations under this Agreement; and

             (vi) No consent, approval, authorization, or order of, registration or filing with, or notice to, any governmental authority or court or any other Person is required under the laws of the United States of America or the laws of the State of New York for the execution, delivery and performance by it of, or compliance by it with, this Agreement, or the Certificates, or the consummation by the Trustee of any other transaction contemplated hereby or by the Certificates.

      Section 9.16.  Separate Trustees and Co-Trustees.  The Trustee shall have
                     ---------------------------------
the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which any Loan Collateral is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which any Loan Collateral is located or in any state in which any portion of the Trust Estate is located. The Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointment of an agent of the Trustee. The Servicing Advisor and the Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment. The Trustee shall notify the Servicing Advisor, the Servicer and the Certificateholders of its intention to appoint a separate trustee a co-trustee, and such notice shall specify whether such separate trustee or co-trustee meets the requirements set forth in the definition of "Eligible Trustee". If the proposed separate trustee or co-trustee does not meet such requirements, such separate trustee or co-trustee will not be appointed unless the Holders of Certificates evidencing in the aggregate not less than a majority of the Aggregate Certificate Principal Balance of the Controlling Class have approved the appointment of such separate trustee or co-trustee. In appointing a separate trustee or co-trustee, the Trustee shall be subject to the standard of care set forth in Section 9.01.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

            (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or act, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

            (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder;

            (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement; and

            (v) any separate trustee or co-trustee appointed hereunder shall be subject to the standard of care applicable to the Trustee set forth in
     Section 9.01.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

     Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations thereunder.

     To the extent a co-trustee is required to be retained, fees and expenses of such co-trustee will be deemed to be Extraordinary Trustee Expenses; provided that to the extent any co-trustee performs the duties of the Servicing Advisor or the Servicer, such fees and expenses will be deducted from the Servicing Advisor Fee or the Servicer Fee, as appropriate.

                                   ARTICLE X

                              TERMINATION OF TRUST

     The Trust and the respective obligations and responsibilities of the Servicing Advisor, the Servicer and the Trustee created hereby (other than the obligation of the Paying Agent to make payments to Certificateholders as hereafter set forth) shall terminate, except with respect to the obligations and duties described below and Sections 3.04 and 4.06, upon the earlier of (i) February 15, 2006 (the "Final Trust Termination Date") and (ii) the day
                        ----------------------------
following the Distribution Date on which the Pool Balance has been reduced to zero. If by the Final Trust Termination Date the sum of the Certificate Principal Balance (after giving effect to any distributions to be made on such date) is greater than zero, the Servicing Advisor will use its best efforts to sell, dispose of or otherwise liquidate the Loans in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids. The proceeds of any such sale, disposition or liquidation of the Loans will be treated as Loan Payments, will be immediately deposited in the Collection Account and will be distributed in the same manner as amounts on deposit in the Collection Account pursuant to Section 5.03.

     Notice of any termination, specifying the Final Distribution Date upon which the Class B Certificateholders may surrender their Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given promptly by the Servicer by letter to Certificateholders mailed not earlier than the 10th day of the month preceding the month of such final distribution and not later than the last day of the month preceding such final distribution specifying (a) the Final Distribution Date upon which final payment of the Certificates will be made at the office or agency of the Paying Agent therein designated, (b) the amount of any such final payment and (c) that the Record Date otherwise applicable to the Class B Certificates and such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Class B Certificates at the office or agency of the Paying Agent therein specified.

     In the event that all of the Class B Certificateholders shall not surrender their Class B Certificates for final payment and cancellation within three months following the Final Distribution Date, the Paying Agent shall on such date cause all funds, if any, in the Collection Account not distributed in final distribution to Class B Certificateholders to be withdrawn therefrom and credited to the remaining Class B Certificateholders by depositing such funds in a separate escrow account for the benefit of such Class B Certificateholders, and the Paying Agent shall give a second written notice to the remaining Class B Certificateholders to surrender their Class B Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Class B Certificates shall not have been surrendered for cancellation, the Servicing Advisor may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Class B Certificateholders concerning surrender of their Class B Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

                                  ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      Section 11.01.  Amendment.  Neither this Agreement nor any provision
                      ---------
hereof may be amended or supplemented except in a writing executed by the Servicing Advisor, the Servicer, the Trustee and with the prior written consent of the Holders of Certificates evidencing in the aggregate not less than a majority of the Aggregate Certificate Principal Balance of the Controlling Class (and, if the Class A Certificates are still outstanding, Holders of Class B Certificates evidencing in the aggregate not less than a majority of the Aggregate Certificate Principal Balances of the Class B Certificates) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Certificateholders; provided, however, that no such amendment shall (i) reduce
                    --------  -------
in any manner the amount of, or delay the timing of, payments received on Loans which are required to be distributed with respect to any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Aggregate Certificate Principal Balances aggregating not less than a majority, (iii) adversely affect the status of the Trust as a fixed investment trust (treated as a grantor trust) for federal income tax purposes, as evidenced by an Opinion of Counsel provided to the Trustee and the Class A Certificateholders at the expense of the Person or Persons seeking such amendment, or (iv) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

     The Trustee shall not be required to execute any amendment which adversely affects its rights, privileges or indemnities hereunder. No amendment shall be effective until the Trustee shall have received an Opinion of Counsel, at the expense of the Person or Persons seeking such amendment, to the effect that such amendment is permitted by this Section 11.01.

     Not less than 30 days prior to the date on which an amendment is proposed to be executed, the Trustee shall mail to each Certificateholder a copy of such amendment.

      Section 11.02.   Limitation on Rights of Certificateholders.  The death or
                       ------------------------------------------
incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless (i) a default shall have occurred and be continuing of which the Trustee shall have been notified or of which it shall have knowledge, (ii) the Holders of Certificates evidencing not less than a majority of the Aggregate Certificate Principal Balance of the Class A Certificates or the Class B Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding as Trustee hereunder, and (iii) the Trustee, for 20 days after its receipt of such request shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. Nothing contained in this Agreement shall affect or impair
(a) the right of the Holder of any Certificate to the payment of the principal of and interest on such Certificate at and after the time when the same shall be due and payable, (b) the obligation of the Trust to pay the principal of and interest on each of the Certificates issued hereunder to the Holder thereof at the time and place and in the manner herein expressed, (c) the right of action of such Holder under such Certificate or this Agreement to enforce such payment, and (d) the rights of the Holder of a Certificate to enforce any obligation of the Servicing Advisor or the Servicer under any indemnity provision hereunder (each of the foregoing obligation being absolute and unconditional).

      Section 11.03.  GOVERNING LAW; JURISDICTION.  THIS AGREEMENT SHALL BE
                      ---------------------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES), AND THE OBLIGATIONS, RIGHTS AND REMEDIED OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 11.04.  Notices.  All demands, notices and communications
                      -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested, or if transmitted by facsimile transmission and promptly confirmed in writing in the aforesaid manner, (i) in the case of the Trustee, to Marine Midland Bank, 140 Broadway, 12th Floor, New York, New York 10005,
Attention: Corporate Trust Administration (Video 1996), fax no. (212) 658-6425, or such other address as may hereafter be furnished to the Servicing Advisor, the Class A Certificateholders and the Servicer in writing by the Trustee, (ii) in the case of the Servicing Advisor, to Atherton Capital Partners, L.P., 1001 Bayhill Drive, Suite 155, San Bruno, California 94066, fax no. (415) 827-7950,
Attention: Arthur P. Brazy, Jr., or such other address as may hereafter be furnished to the Trustee, the Class A Certificateholders and the Servicer in writing by the Servicing Advisor, and (iii) in the case of the Servicer, the Authenticating Agent, the Paying Agent and the Transfer Agent and Certificate Registrar, to Bankers Trust Company, Four Albany Street, 9th Floor, New York, New York 10006, fax no. (212) 250-6439, Attention: Asset Services, or such other address as may hereafter be furnished to the Servicing Advisor, the Class A Certificateholders and the Trustee in writing by the Servicer. Any notice required or permitted to be mailed to any party hereunder shall be given by first class mail, postage prepaid, at the address set forth above or, if to a Certificateholder, the address of such Holder as shown in the Certificate Register; provided, that notices to the original Holders of the Class A Certificates or their transferees that are Affiliates will be delivered in accordance with the terms of the Class A Purchase Agreement. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice; provided, however, that any demand, notice or
                      --------  -------
communication to or upon the Servicing Advisor, the Servicer, the Class A Certificateholders or the Trustee shall not be effective until received.

      Section 11.05.  Severability of Provisions.  If any one or more of the
                      --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Certificateholders, the Trustee, the Servicing Advisor or the Servicer.

      Section 11.06.  Consent to Jurisdiction and Service.  Each of the parties
                      -----------------------------------
hereto hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts of New York and of the federal court for the Southern District of New York in connection with any actions or proceedings brought against it arising out of or relating to this Agreement or any of the agreements or transactions contemplated hereby and hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in any such court. In any such action or proceedings, each such party hereby absolutely and irrevocably waives personal service of any summons, complaint, declaration, or other process and hereby absolutely and irrevocably agrees that the service thereof may be made, in addition to other methods permitted by law, by certified, registered or recorded first-class mail directed to it at its address in accordance with Section 11.04 hereof. Each party hereto hereby waives and agrees not to assert in any such action or proceeding, in each case, to the fullest extent permitted by applicable law, any claim that (a) it is not personally subject to the jurisdiction of any such court, (b) it is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in

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

aid of execution, execution or otherwise) with respect to it or its property,
(c) any such suit, action or proceeding is brought in an inconvenient forum, (d) the venue of such suit, action or proceeding is improper, or (e) that this Agreement may not be enforced in or by any such court.

      Section 11.07.  Indemnification Payments.  Not less than ten Business Days
                      ------------------------
prior to a Determination Date, each of the Trustee, the Servicing Advisor and the Servicer (each, an Indemnified Party") may, (any such requesting Indemnified
                       -----------------
Party, a "Requesting Party") by written notice to the other Indemnified Parties
          ----------------
and the Certificateholders, request to be paid on the following Distribution Date Indemnification Payments pursuant to Section 5.03(b)(iv)(M) or Section 5.03(b)(iv)(O), as the case may be. In the event that (i) the Requesting Party is then involved in any legal action for which it reasonably believes it is entitled to indemnification under Section 7.02, in the case of the Servicing Advisor and the Servicer, or Section 9.01, in the case of the Trustee, (ii) the Requesting Party reasonably believes in good faith that amounts expected to be available to be distributed pursuant to Section 5.03(b)(iv)(M) or Section 5.03(b)(iv)(O), as the case may be, on subsequent Distribution Dates will not be sufficient to cover such indemnification and (iii) the aggregate principal balance of the Loans (other than Defaulted Loans) is less than 20% of the Initial Pool Balance, the Requesting Party may also request in such written notice that such Indemnification Payments include an amount to be set aside as a reserve to provide a source of such Indemnification Payments.

     Any written request for Indemnification Payments shall set forth, as applicable, the nature and amount of the Indemnification Payments requested, for the amount of any reserve to be established and the basis for the Requesting Party's belief that the establishment of a reserve is necessary. Each Indemnified Party (other than the Requesting Party) and the Class B Certificateholders, shall have the right to contest the reasonableness of the amount of the Indemnification Payments claimed by delivering to the Trustee written notice of its objection to the Indemnification Payments within ten Business Days of its receipt of the notice relating to the Indemnification Payments claimed and setting forth the basis for such objection. As soon as practicable after receipt thereof, the Trustee shall forward a copy of the notice of the objecting party to the remaining Indemnified Party and to the Certificateholders. Any dispute with respect to Indemnification Payments will be resolved in accordance with Section 11.08 hereof; provided that if the Indemnification Payments relate to a legal action among or between any of the parties hereto the Servicing Advisor, the Servicer or Trustee, the Required Holders may make a recommendation with respect to the settlement of such dispute. No Indemnification Payments will be paid to the Requesting Party until such dispute has been resolved provided that amounts may be reserved pending resolution of such dispute. Neither the payments of Indemnification Payments by the Trust nor the failure by a party to make a timely objection shall be deemed a waiver by the party of any rights to contest the payment of any Indemnification Payments. It shall not be a basis for contesting Indemnification Payments claimed that the objecting party believes that the standard of conduct required by the Section under which such Indemnification Payments are claimed is not met.

     In the event that a reserve for Indemnification Payments is established pursuant to this Section 11.07, on each Distribution Date, the Servicer shall deposit the funds to be reserved, as described in the first paragraph of this
Section 11.07, into an Eligible Account bearing such designation that the funds on deposit therein are for the benefit of the Requesting Party and the Class B Certificateholders (an "Indemnification Account"). The Requesting Party shall have the sole right to withdraw funds from

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

the Indemnification Account. Any funds remaining in an Indemnification Account upon termination of the related legal action (after payment of all necessary Indemnification Payments to the Requesting Party) will be withdrawn from the Indemnification Account and distributed to the Class B Certificateholders by the Paying Agent pursuant to the instructions of the Servicer.

     In the event that it is determined that a Requesting Party was not entitled to receive Indemnification Payment pursuant to Section 7.02 or 9.01, as applicable, the Requesting Party shall pay to the Class B Certificateholders the amount of any Indemnification Payments received by it pursuant to this Section
11.07 together with interest thereon at the Class B Pass-Through Rate from the date such payments were made. The obligation to pay such amounts to the Class B Certificateholders will survive the termination of this Agreement.

     Amounts payable to Class B Certificateholders pursuant to this Section
11.07 will be distributed first to all Class B Certificateholders whose
                          -----
distributions were reduced as a result of each Indemnification Payments being made, pro rata based on the amounts of such reductions, and second to any Class
      --- ----                                              ------
B Certificateholders responsible for such Indemnification Payments, pro rata based on the amounts distributed to such Class B Certificateholder were reduced pursuant to Section 5.03(c)(iii).

      Section 11.08.  Arbitration.  Controversies, claims and matters of
                      -----------
difference arising under Section 5.02(g), 8.04 or 11.07 will be submitted to binding arbitration in the State of New York according to the expedited procedures of the Commercial Rules of The American Arbitration Association from time to time in force, as modified by this Section 11.08. This submission and agreement to arbitrate shall be specifically enforceable.

     The party submitting a controversy, claim or matter of difference to arbitration shall notify the other parties that it is invoking the provisions of this Section 11.08. The parties may agree on a retired judge as sole arbitrator. If for any reason the parties do not agree on a retired judge as sole arbitrator within three Business Days following the effective date of the notices described in the first sentence of this paragraph, the parties shall request, in accordance with the rules of The American Arbitration Association, that The American Arbitration Association appoint, within three Business Days following such request, one expert in commercial lending, having not less than five years experience in such lending, to serve as sole arbitrator, and the parties shall accept such appointment. The parties agree to abide by all awards rendered in such proceedings. The costs and attorney's fees incurred by a party in connection with such arbitration shall be allocated among the parties by the arbitrator. Awards shall be final and binding on all parties. There shall be no appeal therefrom other than for fraud or misconduct. Such awards may be filed with the clerk of one or more courts, State or Federal, having jurisdiction over the party against whom such an award is rendered or its property as a basis of judgment and of the issuance of execution for its collection. Nothing in this Agreement shall be deemed to prevent the arbitrator from exercising authority to permit exercise by a party of its legal and/or equitable remedies including right of offset and specific performance. It is understood by the parties that there is not intended in this Agreement hereto that there be a waiver of a party's right to any remedy which may be enforced through arbitration specifically including, but not, by way of limitation, the right of set off, injunctive relief or specific performance. Any arbitration proceeding commenced hereunder will begin no later than 10 days following the date of the dispute giving rise to such arbitration and shall be concluded within 30 days of such date. In the event that any dispute relates to Indemnification Payments for ongoing litigation, an arbitrator may establish guidelines to be followed with respect to future Indemnification Payments.

      Section 11.09.  Rule 144A Information.  For so long as any of the Class A
                      ---------------------
Certificates are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Servicing Advisor, the Servicer and the Trustee agree to cooperate with one another to provide to any Class A Certificateholder and to any prospective purchaser of Class A Certificates designated by such Class A Certificateholder, upon the request of such Holder or prospective purchaser, any information required to be provided to such Holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act.

      Section 11.10.  Third Party Beneficiary.  Each of the Servicing Advisor,
                      -----------------------
Servicer, the Authenticating Agent, the Paying Agent, the Transfer Agent and Certificate Registrar and the Trustee hereby agree and acknowledge that the Certificateholders are third party beneficiaries of this Agreement and that each Certificateholder shall be entitled to enforce all rights and remedies available to it as a third party beneficiary.

     IN WITNESS WHEREOF, the Servicing Advisor, the Servicer, the Authenticating Agent, the Paying Agent, the Transfer Agent and Certificate Registrar and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    ATHERTON CAPITAL PARTNERS, L.P.,
                                      as Servicing Advisor

                                    By:    The Atherton Group Incorporated,
                                           its General Partner

                                    By:     /s/ Arthur P. Brazy, Jr.
                                           --------------------------------

                                    Name:  Arthur P. Brazy, Jr.
                                           --------------------------------

                                    Title: Executive Vice President
                                           --------------------------------

                                    BANKERS TRUST COMPANY,
                                      as Servicer, Authenticating Agent, Paying
                                      Agent and Transfer Agent and Certificate
                                      Registrar

                                    By:    /s/ Marie C. Rasch
                                           -------------------------------

                                    Name:  Marie C. Rasch
                                           -------------------------------

                                    Title: Vice President
                                           -------------------------------

                                    MARINE MIDLAND BANK,
                                      solely as Trustee and not in its
                                      individual capacity

                                    By:    /s/ Frank J. Godino
                                           -------------------------------

                                    Name:  Frank J. Godino
                                           -------------------------------

                                    Title. Corporate Trust Officer
                                           -------------------------------

                                    MARINE MIDLAND BANK,
                                      in its individual capacity solely with
                                      respect to Section 2.01 and Section 9.15

                                    By:    /s/ Frank J. Godino
                                           -------------------------------

                                    Name:  Frank J. Godino
                                           -------------------------------

                                    Title: Corporate Trust Officer
                                           -------------------------------